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                                                                   EXHIBIT 10.20

                           OPTIMARK TECHNOLOGIES INC.

                  AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

               This Information Technology Services Agreement ("Agreement"), dated as of May 6, 1999, is by and between OptiMark Technologies Inc., a corporation having a place of business at 10 Exchange Place, 12th floor, Jersey City, New Jersey, USA 07302 ("OTI"), and IBM Canada Limited, having its headquarters at 3600 Steeles Avenue East, Markham, Ontario L3R 9Z7 ("IBM"). OTI and IBM agree that the following terms and conditions will apply to services provided by IBM under this Agreement. OTI and IBM may be referred to individually as a "Party" and collectively as the "Parties".

* This confidential portion has been omitted and filed separately with the Commission.

                                Table of Contents

1.0     Background and Objectives...........................................................1

2.0     Definitions, Documents and Term.....................................................1
        2.1    General Definitions..........................................................1
        2.2    Associated Contract Documents................................................4
        2.3    Term.........................................................................4
        2.4    Renewal and Expiration.......................................................4

3.0     Overview............................................................................4
        3.1    Start-up of Services.........................................................4
        3.2    Contracts....................................................................5
        3.3    Software.....................................................................5
        3.4    Required Consents............................................................5
        3.5    Other Obligations............................................................5
        3.6    Software Currency............................................................5

4.0     IBM Responsibilities................................................................6
        4.1    IBM Personnel................................................................6
        4.2    Standards....................................................................7
        4.3    Efficient Use of Resources...................................................7
        4.4    Technological Advancements...................................................8
        4.5    Management and Control.......................................................8
        4.6    Machines.....................................................................9
        4.7    Software Services...........................................................10
        4.8    Operations, Support and Maintenance.........................................10
        4.9    Consolidation and Relocation Services.......................................11
        4.10   Systems Management..........................................................11
        4.11   Disaster Recovery...........................................................11
        4.12   Production Services.........................................................11
        4.13   Help Desk/Customer Support Centre...........................................12
        4.14   Audits......................................................................12
        4.15   Access to IBM Data Center...................................................13

5.0     OTI Responsibilities...............................................................13
        5.1    Project Executive...........................................................13
        5.2    Applications Software.......................................................13
        5.3    Support Services............................................................13
        5.4    Other Responsibilities......................................................13
        5.5    Approvals and Notification..................................................14
        5.6    OTI's Failure to Perform OTI Responsibilities...............................14

6.0     Charges and Expenses...............................................................15
        6.1    Monthly Services Charge.....................................................15
        6.2    New Entities................................................................15


                                       (i)
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
        6.3    New Services................................................................15
        6.4    Taxes.......................................................................16
        6.5    Extraordinary Reduction of OTI Work.........................................16
        6.6    Services Transfer Assistance................................................17
        6.7    Other Expenses and Charges..................................................19
        6.8    Option to Purchase or Lease.................................................19

7.0     Invoicing and Payment..............................................................19
        7.1    Monthly Services Charge Invoices............................................19
        7.2    Other Charges...............................................................19
        7.3    Invoice Payment.............................................................19
        7.4    Proration...................................................................20
        7.5    Other Credits...............................................................20

8.0     Intellectual Property Rights.......................................................20
        8.1    Intellectual Property Definitions...........................................20
        8.2    IBM Developed Materials.....................................................21
        8.3    OTI Developed Materials.....................................................22
        8.4    General Rights..............................................................22

9.0     Confidentiality....................................................................23

10.0    Termination........................................................................23
        10.1   Termination for Convenience.................................................23
        10.2   Termination for Cause.......................................................24
        10.3   Termination for OTI's failure to pay........................................24
        10.4   Termination for Act of Insolvency...........................................25
        10.5   Extension of Services.......................................................25
        10.6   Other Rights Upon Termination or Expiration.................................26

11.0    Liability..........................................................................26
        11.1   General Intent..............................................................26
        11.2   Damages.....................................................................27
        11.3   Loss of Data................................................................28

12.0    Warranty...........................................................................28
        12.1   Representations and Warranties..............................................28
        12.2   Compliance with Obligations.................................................28
        12.3   Year 2000...................................................................28
        12.4   Disclaimers.................................................................30
        12.5   Authorization and Enforceability............................................30
        12.6   Regulatory and Corporate Proceedings........................................31

13.0    Indemnities........................................................................31
        13.1   Indemnity by IBM............................................................31
        13.2   Indemnity by OTI............................................................31
        13.3   Cross Indemnity and Contribution............................................32


                                      (ii)

        13.4   Indemnification Procedures..................................................33
        13.5   Subrogation.................................................................34
        13.6   Exclusive Remedy............................................................34

14.0    Insurance and Risk of Loss.........................................................34
        14.1   Insurance...................................................................34
        14.2   Risk of Loss................................................................34

15.0    Publicity..........................................................................34

16.0    Review Committees/Dispute Resolution...............................................35
        16.1   Joint Advisory Committee....................................................35
        16.2   Dispute Resolution..........................................................35
        16.3   Continued Performance.......................................................37

17.0    General............................................................................37
        17.1   Control of Services.........................................................37
        17.2   Right to Perform Services for Others........................................37
        17.3   Geographic Scope of Services and Currency...................................38
        17.4   Amendments and Revisions....................................................38
        17.5   Force Majeure...............................................................38
        17.6   Nonperformance..............................................................39
        17.7   Remarketing.................................................................39
        17.8   Waiver......................................................................39
        17.9   Severability................................................................40
        17.10  Limitations Period..........................................................40
        17.11  Counterparts................................................................40
        17.12  Governing Law...............................................................40
        17.13  Survival, Binding Nature and Assignment.....................................40
        17.14  Notices.....................................................................41
        17.15  No Third-Party Beneficiaries................................................42
        17.16  Other Documents.............................................................42
        17.17  Headings....................................................................42


                                      (iii)

                                      Table of Schedules

Schedule                            Title
--------                            -----
    A                        Applications Software
    B                        Systems Software
    C                        OTI Machines
    D                        Services Machines
    E                        Support Services and Service Levels
    F                        Contracts
    G                        Reserved
    H                        Reserved
    I                        Lan
    J                        IBM Charges, Measures of Utilization and Financial
                             Responsibilities
    K                        Operating Environment Standards
    L                        Security
    M                        Help Desk


                                      (iv)

1.0     BACKGROUND AND OBJECTIVES

               OTI desires that certain OTI information systems activities and responsibilities be performed and managed by IBM.

               After careful evaluation of IBM's proposals and other alternatives, OTI agrees to purchase from IBM the Services during the Term. This Agreement documents the terms and conditions under which OTI agrees to purchase and IBM agrees to provide such Services.

2.0     DEFINITIONS, DOCUMENTS AND TERM

        2.1    General Definitions

               As used in this Agreement:

               a. "Act of Insolvency" with respect to a Party means, (i) a general assignment for the benefit of creditors; (ii) any proceeding instituted by the Party seeking general relief as debtor, or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement or composition of it or its debts or for an order for similar relief under any law relating to bankruptcy, insolvency or relief of debtors or seeking appointment of a receiver, trustee or other similar official for the Party or for any substantial part of its assets; (iii) any proceedings are instituted against the Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement or composition of it or its debts or an order for similar relief under any law relating to bankruptcy, insolvency or relief of debtors or seeking appointment of a receiver, trustee or other similar official for the Party or for any substantial part of its assets unless the proceeding is being contested actively and diligently in good faith by appropriate and timely legal proceedings and is dismissed, vacated or stayed within 30 days of institution, which 30 days shall be extended to 90 days where the Party demonstrates to the reasonable satisfaction of the other Party that it is contesting such appointment in good faith; (iv) the appointment of a receiver, receiver and manager or other similar official with respect to any of the assets of a Party by a court or creditor if such appointment is not terminated within 30 days; (v) becomes bankrupt or insolvent within the meaning set out in the Bankruptcy and Insolvency Act (Canada) or equivalent applicable legislation; (vi) is subject to any distress or execution levied on its rights under this Agreement; or (vii) ceases or threatens to cease to carry on business.

               b. "Affiliate" means, with respect to a Party, any entity

                      1. a majority of whose voting shares or securities are; or

                      2. which does not have voting shares or securities, but a majority of the ownership interest representing the right to make decisions for such entity is;

                  now or hereafter, owned or controlled, directly or indirectly by that Party, but such entity shall be deemed to be an Affiliate only so long as such ownership or control exists.

               c. "Applications Software" means those programs and programming, including all supporting documentation and media, that perform specific OTI related data processing and telecommunication tasks.

               d. "Assumption Date" means the date, to be agreed by the Parties, as of which IBM assumes administrative responsibility for Contracts.

               e. "Commencement Date" means December 1, 1997.

               f. "Confidential Information" has the meaning set out in the
                  Confidentiality Agreement.

               g. "Confidentiality Agreement" means the agreement between the
                  Parties for the exchange of confidential information dated as of May 29, 1998.

               h. "Contracts" means those written contractual arrangements under which OTI received third-party services prior to the Assumption Date for which IBM has undertaken administrative responsibility, to the extent indicated in Schedule E, as of the Assumption Date. Contracts are listed in Schedule F.

               i. "Control" means the legal, beneficial or equitable ownership, directly or indirectly, of more than 50 percent of the aggregate of all voting equity interests in such entity.

               j. "End Users" means the representatives of OTI at the OptiMark
                  Information Center, as described in Schedules E and M.

               k. "Holidays" means any day on which OTI does not require the
                  Services in order to deliver services to OTI's customers. OTI will provide IBM with a list of such days from time to time.

               l. "IBM Data Center" means the Machines and Software to be located at 245 Consumers Road, Toronto, Ontario, as of the Commencement Date and/or at such other locations as IBM may establish thereafter.

               m. "Lan or Local Area Network" means the physical infrastructure that interconnects the communications components listed in
                  Schedule I, within the IBM Data Center.

               n. "Leases" means written contractual arrangements under which
                  OTI received the right to use OTI Machines.

               o. "Licenses" means those written contractual arrangements under which OTI received the right to use, and the maintenance for, Software.

               p. "Losses" means all losses, liabilities, damages and claims
                  (including taxes), causes of action, and all related costs and expenses (including any and all reasonable legal fees and reasonable costs of investigation, litigation, settlement, judgment, interest and penalties).

               q. "Machines" means both OTI Machines and Services Machines.

               r. "Monthly Services Charge" means the charge to OTI for IBM's provision of the Services as set forth in Schedule J.

               s. "OptiMark Proprietary Element(s)" means those computer
                  software elements in code and design that relate to any proprietary aspect of the OptiMark Proprietary Trading Systems, including without limitation, any element relating to satisfaction density or other trading profiles or message elements related to such satisfaction density or other trading profiles.

               t. "OptiMark Proprietary Trading Systems" means systems that OTI develops to implement its proprietary technology for trading securities in the OptiMark Securities Trading Field.

               u. "OptiMark Securities Trading Field" means the field of
                  financial services relating to the trading of securities by the matching of trading orders using satisfaction density profiles and the like.

               v. "OTI Machines" means Machines within the Data Center and Lan that are owned, leased or rented and retained by OTI after the Commencement Date and that are used by IBM so that IBM may provide the Services. OTI Machines are listed in Schedule C.

               w. "Non-prime Time" means the hours from 5:00 p.m. to 8:00 a.m.
                  local time where the IBM Data Center is located, Monday through Friday, and from Friday at 5:00 p.m. through Monday at 8:00 a.m., including Holidays.

               x. "Prime Time" means the hours from 8:00 a.m. to 5:00 p.m. local time where the IBM Data Center is located, Monday through Friday, including Holidays.

               y. "Required Consents" means any consents or approvals required for the licensing or transfer of the right to use applicable Leases, Licenses, Contracts or third-party services or products to IBM, which IBM may need in the provision of Services.

               z. "Service Levels" means the service delivery criteria for the specified Services, to be agreed to by OTI and IBM during the Measurement Period, and included in Schedule E.

              aa. "Services" means those services and functions which IBM agrees to provide to OTI pursuant to this Agreement.

              bb. "Services Machines" means Machines within the IBM Data Center and Lan which are either provided or used by IBM on or after the Commencement Date in order to meet its obligations under this Agreement.

              cc. "Software" means both Applications Software and Systems
                  Software.

              dd. "Systems Software" means those programs and programming, including all supporting documentation and media, that perform tasks basic to the functioning of the data processing and required to operate the Applications Software or otherwise support the provision of Services by IBM. Systems Software is listed in Schedule B.

        2.2    ASSOCIATED CONTRACT DOCUMENTS

               This Agreement also includes Schedules A through M which will be updated by the Parties as necessary or appropriate during the Term.

        2.3    TERM

               The term of this Agreement will begin as of 12:01 a.m. on the Commencement Date and will end as of 12:00 midnight on March 31, 2003 (the "Term"), unless earlier terminated or extended in accordance with this Agreement.

        2.4    RENEWAL AND EXPIRATION

               IBM agrees to notify OTI whether it desires to renew this Agreement and of the proposed prices, terms and conditions to govern such renewal not less than 12 months prior to the expiration of the Term. If IBM notifies OTI that it desires to renew this Agreement, OTI agrees to inform IBM in writing whether it desires to renew this Agreement not less than nine months prior to the expiration of the Term.

               If OTI notifies IBM that it desires to renew the Agreement, but the Parties are unable to agree upon renewal prices, terms and conditions as of six months prior to the expiration of the Term, this Agreement will be extended for one year at the then current prices, terms and conditions (the "Extension Period"). If the Parties are unable to reach agreement upon renewal prices, terms and conditions during the Extension Period, this Agreement will expire at the end of the Extension Period.

3.0     OVERVIEW

        3.1    START-UP OF SERVICES

               There will be a phase-in period ("Transition Period") beginning on January 1, 1998 and ending on November 30, 1998. The Transition Period may be extended by mutual agreement of the Parties. Following the Transition Period, there will be a Measurement Period during which IBM will be responsible for providing the Services and OTI and IBM will measure performance of the Services against the preliminary service goals as set out in Schedule E. OTI and IBM will work together during the Measurement Period to validate the preliminary service goals and establish the Service Levels to be included in Schedule E, validate and update any information that is reflected in or omitted from the Agreement and assess the need for changes or additions to the Services. As agreed by OTI and IBM, there shall be equitable adjustments to the Monthly Services Charge and any other affected provision(s) of the Agreement and Schedules shall be amended. If the parties are unable to reach agreement on the amendments, then the Parties will submit the matter to the Joint Advisory Committee for dispute resolution as specified in Section 16 of this Agreement.

        3.2    CONTRACTS

               Subject to Section 3.4, IBM shall have administrative responsibility during the Term, as of and from the Assumption Date, for the Contracts listed in Schedule F, in accordance with the responsibilities indicated in Schedule E. IBM shall be responsible for the performance of those obligations of OTI under the Contracts which fall within IBM's responsibilities as set out in Schedule E, to the extent that such obligations were disclosed to IBM on or before the Assumption Date through receipt by IBM of a copy of the relevant documents, including, but not limited to, the applicable Contracts.

        3.3    SOFTWARE

               As of the Commencement Date, OTI will make the Software (other than that Software listed in Schedule B -section B.1) available to IBM for the purpose of providing the Services. Subject to Section 3.4, IBM will comply with OTI's obligations of nondisclosure, under any such Systems Software License to the extent such obligations were disclosed to IBM on or before the Commencement Date through receipt by IBM of a copy of the relevant documents.

        3.4    REQUIRED CONSENTS

               While IBM and OTI will work cooperatively to obtain any Required Consents, OTI shall have the ultimate responsibility for obtaining all Required Consents and OTI shall bear the costs, if any, of obtaining all Required Consents. IBM will use reasonable efforts to assist OTI in obtaining the Required Consents.

        3.5    OTHER OBLIGATIONS

               As of the Assumption Date, OTI will not enter into any new, or amend any existing, agreements or arrangements, written or oral, affecting or impacting upon the Contracts referred to in Section 3.2 above, as specified in the various Schedules to this Agreement, without the prior written consent of IBM. IBM's consent shall not be unreasonably withheld, it being understood and agreed that such consent may be subject to agreement by the Parties to the amendment of any affected provision of this Agreement.

        3.6    SOFTWARE CURRENCY

               IBM agrees to maintain reasonable currency for releases and versions of Software for which IBM is responsible, unless otherwise mutually agreed. For the purposes of this

Section, reasonable currency shall mean that the new release or version is installed no later than 12 months after the date the licensor makes such release or version commercially available.

               At OTI's request, IBM will review and assess the accelerated introduction of new releases and versions of Software for which IBM is responsible. IBM will introduce such Software as soon as is reasonably practicable, it being understood the introduction is subject to the Parties having first mutually agreed that such introduction will not adversely affect either the IBM Data Center common infrastructure or the Service Levels under this Agreement. Any additional costs shall be payable by OTI and shall be invoiced to OTI pursuant to Section 6.7. In the event either Party requests the other Party to delay upgrading specific Software or requires operation and maintenance of multiple versions of Software, the other Party shall do so, provided, that if such Party:

               a. is prevented from taking economic or performance advantage of technological advancements in the industry; or

               b. incurs additional costs (e.g., software-support costs due to withdrawal of maintenance by the licensor, multiple-version charges, etc.),

then the requesting Party will either update the Software to the current level or reimburse the other Party for any reasonable increased costs which the other Party can demonstrate it has incurred (or will incur on an on-going basis) as a result thereof.

               In addition, in the case where OTI is the requesting Party, OTI shall relieve IBM from any related Service Levels until such time as the affected Software is deemed reasonably current.

4.0     IBM RESPONSIBILITIES

        4.1    IBM PERSONNEL

               IBM will designate, prior to the Commencement Date, an IBM project executive to whom all OTI's communications may be addressed and who has the authority to act for and bind IBM and its subcontractors in connection with all aspects of this Agreement (the "IBM Project Executive").

               a. IBM shall cause the person assigned to the position of IBM Project Executive to devote appropriate time and effort to the provision of the Services under this Agreement. Before assigning an individual to the position of IBM Project Executive, whether the individual is initially assigned or is subsequently assigned, IBM shall:

               1.     notify OTI of the proposed assignment;

               2. introduce the individual to appropriate OTI representatives; and

               3. consistent with IBM's personnel practices, provide OTI with any other information about the individual reasonably requested by OTI.


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

                      IBM agrees to discuss with OTI any reasonable and lawful objections OTI may have to such assignment and attempt to resolve such concerns on a mutually agreeable basis.

               b. Except in the event the IBM Project Executive terminates his/her employment with IBM, dies, becomes disabled or breaches IBM company policy, IBM will give OTI at least 30 days' notice prior to assigning a new IBM Project Executive and will discuss with OTI any reasonable and lawful objections OTI may have to such assignment.

               c. In the event that OTI reasonably and in good faith determines that it is not in the best interests of OTI for any IBM employee or subcontractor to continue performing any of the Services, then OTI shall give IBM written notice specifying the reasons for its position and requesting that the employee or subcontractor be replaced. Promptly after its receipt of such a notice, IBM shall investigate the matters stated in such notice and, if it determines that OTI's concerns are reasonable, IBM shall take appropriate action.

               d. During the Term, OTI shall not solicit the services of any employee of IBM or its Affiliates who is dedicated primarily to the provision of the Services, without the prior written consent of IBM.

        4.2    STANDARDS

               IBM agrees that:

               a. all Services performed by IBM for OTI will be performed in a workerlike manner; and

               b. its performance of the Services will meet or exceed each of the applicable Service Levels.

        4.3    EFFICIENT USE OF RESOURCES

               IBM shall take reasonable action, taking into account economic circumstances, to efficiently use resources that will be chargeable to OTI under this Agreement, including, but not limited to:

               a.     making schedule adjustments;

               b. delaying the performance of noncritical functions within established limits; and

               c. tuning or optimizing the systems used to perform the Services, consistent always with OTI's priorities and schedules for the Services and IBM's obligation to meet the Service Levels.

        4.4    TECHNOLOGICAL ADVANCEMENTS

               Subject to the Change Management Procedures, IBM may, at IBM's option and expense, implement technological advancements relative to the provision of the Services so long as IBM continues to perform the Services in accordance with the Service Levels set forth in this Agreement.

        4.5    MANAGEMENT AND CONTROL

               a. By December 31, 1998, IBM shall provide a manual describing the operating processes and procedures relating to the performance of the Services (the "Procedures Manual").

               1. The Procedures Manual shall be provided to OTI for review and comment, and IBM shall incorporate therein any reasonable comments or suggestions of OTI.

               2. IBM shall periodically update the Procedures Manual to describe any changes in the operations or procedures described therein.

               3. IBM shall perform all Services in accordance with the Procedures Manual.

               b. By December 31, 1998, IBM shall provide the "Change Management Procedures" which will specify, at a minimum, that:

               1. IBM will make no change which may have a material adverse affect on the business operations of OTI without first obtaining approval from OTI.

               2. IBM will schedule change activities so as not to interrupt OTI business operations.

               3. IBM will prepare monthly, a rolling quarterly look-ahead schedule for ongoing and planned changes materially affecting OTI's business operating environment. The status of such changes will be monitored and tracked against the applicable schedule.

               4. IBM will document and provide to OTI a notification of all changes materially affecting OTI's business operating environment performed for emergency purposes or as otherwise not precluded in Section 4.5.b(1) as soon as practicable, but in no event later than five business days after the change was made.

        The Change Management Procedures will be included in the Procedures Manual and shall be provided to OTI for review and comment, and any reasonable comments or suggestions of OTI will be incorporated therein.

               c. By December 31, 1998, IBM will begin providing a set of periodic reports to OTI. At a minimum, these reports will include the following:

               1. a monthly performance report documenting IBM's performance with respect to the Service Levels;

               2. a monthly change activities schedule report containing the information described in Section 4.5.b(4);

               3. a monthly change report setting forth a record of all changes materially affecting OTI's business operating environment performed during the previous month;

               4. a monthly report comparing the system resource thresholds established by OTI with the actual system usage; and

               5.     such other reports as are mutually agreed by the Parties.

        IBM will provide OTI with such documentation and other information as may be reasonably requested by OTI from time to time in order to verify the accuracy of the reports specified above.

               d. By September 15, 1998, the Parties will mutually determine an appropriate set of periodic meetings to be held between representatives of OTI and IBM. At a minimum, the Parties will hold the following meetings:

               1. a weekly meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes;

               2. a monthly management meeting to review the performance report, the change activities schedule report, the change report, and such other matters as appropriate;

               3. a semi-annual senior management meeting to review relevant contract and performance issues; and

               4. at intervals to be mutually agreed, meetings to review OTI's workload forecasts and to discuss IBM's capacity planning and recommendations based on such forecasts.

        All meetings will have a published agenda issued by IBM sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting.

        4.6    MACHINES

               IBM will provide the Services using Services Machines and OTI Machines. Without prejudice to any other separate agreements between the Parties, IBM and OTI acknowledge and agree that OTI, as prime systems integrator, has established the specifications and configuration for the Machines and has selected the Machines to meet OTI's workload


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

estimates and capacity requirements. Consequently, IBM is not responsible for the adequacy or suitability of the Services Machines to meet OTI's requirements or to deliver the Services. From time to time, IBM and OTI may agree to IBM providing additional Machines or replacement Machines, including upgrades; such changes or additions will be addressed through the provisions of Section 6.3. IBM retains all right, title and interest in and to all Services Machines (other than OTI Machines), subject to Section 10.5 with respect to OTI's rights upon termination or expiration of this Agreement.

        4.7    SOFTWARE SERVICES

               IBM will:

               a. operate, maintain and enhance, as necessary to perform in accordance with the Service Levels, the Systems Software;

               b. apply preventive maintenance and program temporary fixes to correct defects in the Systems Software;

               c. provide or obtain new versions and releases, upgrades, replacements or additional Systems Software in accordance with this Agreement and Schedule F; and

               d. run the Applications Software on the Systems Software platform.

        4.8    OPERATIONS, SUPPORT AND MAINTENANCE

               IBM will:

               a. operate the IBM Data Center using the Machines and Software;

               b.     operate the Data Network using the Machines and Software;

               c. provide maintenance services for Machines, in accordance with and subject to the maintenance Contracts and other third-party maintenance agreements;

               d. store, maintain and control storage media (tapes, disk packs, etc.) provided by IBM at OTI's expense;

               e. support, as provided in Schedule E, the Data Network by operating a control center which will provide alarm monitoring, first-level trouble analysis, and problem recording; place service calls to vendors to perform corrective maintenance; and manage problems to closure (the "Network Control Center" or "NCC");

               f. deliver output to the designated drop location for OTI's distribution or transmit electronic print files to remote sites in accordance with Schedule E; and

               g. monitor system capacity to support OTI application development and testing, in accordance with Schedule E and this Agreement.

        4.9    CONSOLIDATION AND RELOCATION SERVICES

               IBM will install, rearrange and relocate Machines within the Data Center as IBM deems necessary in order to perform in accordance with the Service Levels (subject to OTI's reasonable concurrence as prime systems integrator).

        4.10   SYSTEMS MANAGEMENT

               IBM will:

               a. perform capacity planning (in conjunction with OTI and in response to OTI workload forecasts), performance analysis and tuning for the Machines and Systems Software to the extent required to meet the Service Levels in accordance with Schedule E;

               b. create and maintain a configuration diagram of the Lan as set out in Schedule I;

               c. implement controls to effectively manage the operating environments, including change management and problem management according to the Procedures Manual;

               d. provide back-up and restore capability for data and programs maintained in the IBM Data Center at the frequency specified by OTI; and

               e. provide for systems access security through the use of appropriate security products in accordance with Schedule L.

        4.11   DISASTER RECOVERY

               IBM is not providing any offsite disaster recovery services under this Agreement. IBM will cooperate with OTI and with any disaster recovery vendor selected by OTI. Any additional services to be provided by IBM shall be subject to Section 6.3 of this Agreement.

        4.12   PRODUCTION SERVICES

               IBM will:

               a. schedule, control and monitor the running of production jobs in the IBM Data Center using scheduling and quality control procedures, as specified in the Procedures Manual which shall be based on OTI's pre-defined schedules; and

               b. follow procedures for scheduling and directing output of all production work (including workload and performance balancing), as specified in the Procedures Manual and as agreed between IBM and OTI.

        4.13   HELP DESK/CUSTOMER SUPPORT CENTRE

               IBM will provide initial, single-point-of-contact support to End Users to assist them with problem determination, tracking and closure, systems status, requests and changes which may affect them, in accordance with Schedules E and M.

        4.14   AUDITS

               IBM will provide reasonable assistance to OTI in meeting its audit and regulatory requirements, including providing access to the IBM Data Center and other IBM locations used exclusively to provide the Services to enable OTI and its mutually acceptable third-party auditors and examiners to conduct appropriate audits and examinations of the operations of IBM relating to the performance of the Services to verify:

               a.     the accuracy of IBM's charges to OTI;

               b. that IBM is exercising reasonable procedures to control the resources provided by OTI to IBM (such as heat, light and utilities utilized in providing Services to OTI); and

               c. that Services are being provided in accordance with the Service Levels.

               Such assistance requires 72-hour notice to IBM except where shorter notice is the result of statutory or regulatory audit requirements imposed on OTI. Access will be provided during business hours on any reasonable basis and subject always to IBM's and OTI's security requirements. To the extent that any audit interferes with IBM's ability to perform the Services in accordance with the Service Levels, IBM shall be relieved of its obligations with respect to any affected Service Level. Provided such audits are requested no more than once each calendar year, such assistance shall be provided at no charge to OTI. IBM will provide access only to information reasonably necessary to perform the audit. IBM shall not allow OTI, its auditors or examiners access to other IBM or IBM customers' locations or IBM's or IBM customers' proprietary data. IBM will also assist OTI's employees or auditors in testing OTI's data files and programs, including, without limitation, installing and running audit software, subject to the provisions of Section 6.

               Subject to Section 6.3, IBM agrees to make any changes and take other actions which are necessary in order for IBM to maintain compliance with Canadian laws or regulations. Where OTI requires additional Services as a result of OTI's legal compliance requirements, such Service shall be provided by IBM pursuant to Section 6.3. OTI may submit additional findings or recommendations to IBM for its consideration, and IBM shall consider such findings.

               If any audit or examination reveals that IBM's invoices for the Services for the audited period are not correct for such period, IBM shall promptly reimburse OTI for the amount of any overcharges, or OTI shall promptly pay IBM for the amount of any undercharges.

        4.15   ACCESS TO IBM DATA CENTER

               Subject to compliance with all of IBM's security, data center procedures and confidentiality requirements and reasonable prior notice to IBM of the purpose of the access and of the persons to be given access, IBM shall provide reasonable access to the environment in which the Applications Software is running, subject to IBM supervision.

5.0     OTI RESPONSIBILITIES

        5.1    PROJECT EXECUTIVE

               OTI agrees to designate, prior to the Commencement Date, a project executive to whom all IBM communications may be addressed and who has the authority to act for and bind OTI and its subcontractors in connection with all aspects of this Agreement (the "OTI Project Executive").

        5.2    APPLICATIONS SOFTWARE

               During the Term, OTI will be responsible for selecting or defining requirements for all Applications Software. IBM agrees to operate the Applications Software selected by OTI, provided such Applications Software conforms to the Operating Environment specified in Schedule K. OTI will also retain responsibility for maintenance, support and all license and related charges for Applications Software.

               OTI will be responsible to audit, control and approve new Applications Software prior to its promotion into production.

        5.3    SUPPORT SERVICES

               OTI agrees to:

               a. perform its responsibilities in accordance with the Procedures Manual and the Service Levels set forth in Schedule E and until such time as those documents are completed, in whole or in part, in accordance with OTI's practices and policies as of the Commencement Date; and

               b. provide to IBM, to the extent not otherwise sold, assigned or licensed to IBM, for the purposes of meeting IBM's obligations under this Agreement, full access to, and use of, Machines and Software on the terms and conditions set forth in this Agreement.

        5.4    OTHER RESPONSIBILITIES

               OTI also agrees to:

               a      provide data, data entry, and data base management and
        coordinate such activities with IBM's systems design and production functions as described in Schedule E; and

               b. designate and document application information requirements, including report design and content, frequency of reports, and accessibility to information;

               c. provide support to End Users for questions and problems related to Applications Software;

               d. provide workload forecasts at the intervals agreed between IBM and OTI and participate in capacity planning with IBM;

               e. pay all common carrier charges for local, long distance, and WATS (in and out) telecommunications services and equipment;

               f.     be responsible for disaster recovery;

               g. be responsible for all costs associated with off-site data storage;

               h. be responsible for all mail, messenger, postage, courier and output distribution services;

               i. be responsible for all costs of providing all storage media (tapes, disc packs, etc.) required by IBM in the performance of the Services;

               j. be responsible for microfiche/microfilm supplies and retrieval and storage of any and all output; and

               k. be responsible for such other OTI activities and functions as are described in this Agreement.

        5.5    APPROVALS AND NOTIFICATION

               In the event that IBM's performance of Services requires or is contingent upon OTI's performance of an obligation hereunder (such as providing approval or notification, or taking a recommended corrective action), and OTI delays or withholds such performance beyond the agreed-to time period (or beyond five business days, if a time period is not specified), and subject always to
Section 16.3 of this Agreement, IBM shall be relieved of any resulting failure to perform all or part of the Services or its failure to meet any related Service Level, until OTI performs its responsibility. If OTI has delayed or withheld performance, IBM shall notify OTI if the failure of OTI to perform will, or is likely to, result in IBM being unable to perform the Services. OTI's responsibility for payment pursuant to Section 6 shall continue in full force and effect and OTI also agrees to reimburse IBM for any additional expenses incurred as a result of such delay.

        5.6    OTI'S FAILURE TO PERFORM OTI RESPONSIBILITIES

               The failure by OTI to perform any nonmonetary obligation slated in Section 5 of this Agreement shall not, for the purposes of Section 10.2, be considered as a material breach of this Agreement and Section 17.6 of this Agreement shall apply. OTI's responsibility for payment pursuant to Article 6 shall continue in full force and effect and OTI also agrees to reimburse IBM for any additional expenses incurred by IBM as a result of such nonperformance.

6.0     CHARGES AND EXPENSES

        6.1    MONTHLY SERVICES CHARGE

               OTI agrees to pay the specified Monthly Services Charge for each month of the Term together with the other amounts as described in this Section 6 and set forth in Schedule J.

        OTI agrees to pay IBM a cost of living adjustment (COLA) during the term of this Agreement *

        The COLA will be calculated and payable in accordance with Schedule J.

        6.2    NEW ENTITIES

               If OTI acquires any additional Affiliate during the Term and OTI desires that IBM provide Services for such Affiliate, IBM will provide such Affiliate with Services in accordance with this Agreement, subject to OTI's agreement to pay additional charges if IBM's acceptance of such responsibilities requires New Services as described in Section 6.3.

        6.3    NEW SERVICES

               In the event that OTI requests IBM to perform functions different from, and/or in addition to, the Services and IBM elects to provide such services, the charge to OTI for IBM performing such functions will be determined as follows:

               a. IBM will quote to OTI the increase in the Monthly Services Charge or other payment method that will be attributable to such New Services, which will be based upon the required proportional increase in system and other applicable resources relative to the Monthly Services Charge;

               b. the pricing for any New Services will be established on a basis which is no less favourable than that for other IBM customers in Canada for similar goods/services provided in similar volumes;

               c. OTI, upon receipt of such quote, may then elect to have IBM perform the New Services and, subject to a written amendment to this Agreement signed by the Parties for such New Services, the Monthly Services Charge and the Services set out in Schedule E will be amended, if necessary, to reflect such New Services, and

               OTI's request will be managed in accordance with the Change Order Process set out in the Procedures Manual.


---------------------------
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  Commission.

        6.4    TAXES

               a. In addition to the Monthly Services Charge, OTI agrees to pay any taxes, duties or government levies resulting from the transactions under this Agreement. This does not include taxes based upon IBM's income. OTI will also be responsible for paying all taxes due on or with respect to OTI Machines and Applications Software and for the payment of any telecommunications taxes for network lines and circuits.

               b. Each Party shall bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.

               c. The Parties agree to reasonably cooperate with each other to more accurately determine each Party's tax liability and to minimize such liability to the extent legally permissible.

               d. Each Party shall provide and make available to the other exemption certificates and other tax-related information reasonably requested by either Party. The Parties will also work together to segregate the Monthly Services Charge into separate payment streams:

               1.     that for taxable Services;

               2.     that for nontaxable Services; and

               3. that for which IBM functions merely as a paying agent for OTI in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax.

        6.5    EXTRAORDINARY REDUCTION OF OTI WORK

               a. If, during the Term, OTI experiences significant changes in the scope or nature of its business which have or are reasonably expected to have the effect of causing a sustained substantial decrease of * percent or more in the amount of IBM resources used in performing the Services, provided such decreases are not due to OTI resuming the provision of such Services by itself or OTI transferring the provision of such Services to another vendor, such changes shall be governed by this Section. Examples of the kinds of events that might cause such substantial decreases are:

               1.     changes to locations where OTI operates;

               2.     changes in OTI's products or markets;

               3.     mergers or divestitures;


---------------------------
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  Commission.

               4. changes in the method of service delivery (other than use of another vendor); or

               5.     changes in market priorities.

               b. OTI will notify IBM of any event or discrete set of events which OTI believes qualifies under this Section, and IBM will identify in a plan that will be submitted to OTI for review and acceptance, any changes that can be made to accommodate the extraordinary decrease of resource requirements in a cost-effective manner without disruption to OTI's ongoing operations, and the cost savings that will result therefrom.

               c. Upon acceptance by OTI, IBM will make any applicable adjustments to the Monthly Services Charge to reflect the foregoing and distribute an amended Schedule J to the Parties.

               d. OTI may, at its option and expense, employ an accredited and independent auditor to verify IBM's methodology for calculating the savings referenced in Section 6.5(b) above conforms to accepted accounting practices.

        6.6    SERVICES TRANSFER ASSISTANCE

               a. It is the intent of the Parties that at the expiration or termination of this Agreement, IBM will cooperate with OTI to assist with the orderly transfer of the Services provided by IBM hereunder to another services provider or OTI itself. Prior to expiration or termination of the Agreement, OTI may request IBM to perform and, if so requested, IBM shall perform (except in the event of termination for cause by IBM) services in connection with migrating the work of OTI to another services provider or OTI itself ("Services Transfer Assistance"). Services Transfer Assistance shall be provided:

               1. until the effective date of expiration or termination with respect to the Services; and

               2. with respect to expiration or termination of related services which are in addition to the Services, for up to six additional months after the effective date of expiration or termination.

               Subject to Section 6.6(c) below, Services Transfer Assistance shall include providing OTI and its Affiliates and their agents, contractors and consultants, as necessary, with services such as the following:

               1.     Premigration Services

                      (a)    freezing all noncritical Software changes;

                      (b) notifying all IBM subcontractors of procedures to be followed during the turnover phase;

                      (c) reviewing all Software libraries (tests and production) with the new service provider and/or OTI;

                      (d) assisting in establishing naming conventions for the new production site;

                      (e) analyzing space required for the data bases and Software libraries; and

                      (f) generating a tape and computer listing of the source code in a form reasonably requested by OTI.

               2.     Migration Services

                      (a)    unloading the production data bases;

                      (b) delivering tapes of production data bases (with content listings) to the new operations staff;

                      (c)    assisting with the loading of the data bases:

                      (d) assisting with the communications network turnover, if applicable; and

                      (e) assisting in the execution of a parallel operation until the effective date of expiration or termination of this Agreement.

               3.     Postmigration Services

                      (a) answering questions regarding the Services on an as-needed basis; and

                      (b) turning over of any remaining OTI-owned reports and documentation still in IBM's possession.

               c. If any Services Transfer Assistance provided by IBM requires the utilization of additional resources, OTI will pay IBM for the incremental resources. If the Services Transfer Assistance requires IBM to incur expenses in excess of the expenses that IBM would otherwise incur in the performance of this Agreement, then:

               1. IBM shall notify OTI of any additional expenses associated with the performance of any additional services pursuant to this Section prior to performing such services and upon OTI's authorization, IBM shall perform the additional services and invoice OTI for such services; and

               2. OTI shall pay IBM for such additional expenses incurred to provide the additional services within ten days of the date of the invoice.

        6.7    OTHER EXPENSES AND CHARGES

               OTI will be financially responsible for all costs and expenses associated with its responsibilities specified in Section 5. Such costs and expenses are not included within the Monthly Services Charge or any other charges payable by OTI under this Agreement.

        6.8    OPTION TO PURCHASE OR LEASE

               a. Provided that OTI is not in default of its obligations under this Agreement, OTI shall have the option, at any time during the term of this Agreement, to purchase from IBM the Service Machines then currently being used by IBM on a dedicated basis to perform the Services, *. OTI shall be responsible for any taxes associated with the purchase as well as the costs for any appraisals of such Machines. In the alternative, OTI may request and IBM may, in its discretion, agree to leasing such Machines directly to OTI on terms and conditions to be agreed between OTI and IBM.

               b.     Should OTI exercise the option to purchase set out in
        Section 6.8(a) above, the Monthly Services Charge shall be accordingly reduced.

7.0     INVOICING AND PAYMENT

        7.1    MONTHLY SERVICES CHARGE INVOICES

               IBM will invoice OTI monthly in advance for the Monthly Services Charge for that month. The invoice will state separately applicable taxes owed by OTI, if any, by tax jurisdiction. The invoice will also state separately that portion of the Services Charge which is in respect of the use by IBM of the Services Machines identified in Section 1 of Schedule D to deliver Services.

        7.2    OTHER CHARGES

               Any amount due under this Agreement for which a time for payment is not otherwise specified will be due and payable within 30 days after the date of the invoice.

        7.3    INVOICE PAYMENT

               OTI shall pay each invoice by wire funds transfer or other electronic means acceptable to IBM to an account specified by IBM. Payment of the Monthly Services Charge invoice shall be made within 30 days of the date of an invoice. In the event that any payments are not received by IBM within 5 days of the due date, OTI shall also pay a late fee equal to the lesser of:


---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

               a. * percent of the amount of such payment per month (* percent per annum); or

               b.     the maximum amount permissible by law.

        7.4    PRORATION

               All periodic charges under this Agreement are to be computed on a calendar-month basis and will be prorated for any partial month, unless specifically stated otherwise in this Agreement.

        7.5    OTHER CREDITS

               Except as otherwise set forth in this Agreement, with respect to any amount to be paid or reimbursed to OTI by IBM pursuant to this Agreement, IBM may, at its option, pay that amount to OTI or give OTI a credit against the charges otherwise payable to IBM hereunder at the time any such amount is due and payable to OTI.

8.0     INTELLECTUAL PROPERTY RIGHTS

               This Section specifies the ownership and license rights of Materials, as defined below, developed by IBM, its subcontractors and OTI personnel pursuant to this Agreement.

        8.1    INTELLECTUAL PROPERTY DEFINITIONS

               a. "Modified Work" means a work based on one or more preexisting works, including, without limitation, a condensation, transformation, expansion or adaptation, which, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement.

               b. "Developed Code" means Materials which are computer programming code, including source and object code, developed pursuant to this Agreement or in performance of the Services.

               c. "Materials" means literary works or other works of authorship not available under vendor software license agreements (including IBM license agreements) which are developed under this Agreement or in performance of the Services such as programs, program listings, programming tools, documentation, reports and drawings, including Type I, Type II, Type III and Type IV Materials.

               d. "Type I Material" means all Developed Code pertaining to OptiMark Proprietary Elements; all Developed Code that is unique to the OptiMark Proprietary Systems or implements OptiMark Proprietary Elements including messaging protocols; any Developed Code which is a Modified Work of software which is either owned by


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* This confidential portion has been omitted and filed separately with the
  Commission.

        OTI or is licensed to OTI and which is specifically developed by or on behalf of OptiMark or which is developed by IBM at OptiMark's request and expense; any Developed Code that incorporates OptiMark Confidential Information; and those portions of Type IV Material which contain or disclose OptiMark Proprietary Elements.

               e. "Type II Material" means Developed Code which does not constitute a Modified Work of any software owned by OTI, IBM or its Affiliates or any third party.

               f. "Type III Material" means Developed Code which a. constitutes a Modified Work of software which is licensed by IBM, its Affiliates or subcontractors or for which the preexisting copyright is owned or licensed by IBM, its Affiliates or subcontractors.

               g. "Type IV Material" means literary works of authorship developed under this Agreement or in the performance of the Services, such as user manuals, charts, graphs and other written documentation and machine-readable text and files, excluding Developed Code.

        8.2    IBM DEVELOPED MATERIALS

               With respect to any Materials developed either solely by IBM or its subcontractors, or jointly by OTI personnel and IBM or its subcontractors:

               a. Type I Materials shall be owned by OTI, and IBM shall have the following license rights:

               1. a nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute such Materials internally within IBM for the sole benefit of, and exclusive use to provide the Services to, OTI during the Term; and

               2. the right to sublicense third parties to do any of the foregoing.

               b. Type II Materials shall be owned by IBM, and OTI shall have the following license rights:

               1. a perpetual, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute such Materials for use only in conjunction with the OptiMark Proprietary Trading Systems for the sole benefit of and exclusive use by OTI; and

               2. the right to sublicense third parties to do any of the foregoing.

               c. Type III and IV Materials shall be owned by IBM, and OTI shall have the following license rights:

               1. a nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute such Materials for use only in conjunction with the OptiMark Proprietary Trading Systems for the sole benefit of and exclusive use by OTI in receipt of the Services during the Term; and

               2. the right to sublicense third parties to do any of the foregoing;

        provided, however, that OTI shall have such additional license rights as may be granted to OTI pursuant to subsection 8.4 below.

        8.3    OTI DEVELOPED MATERIALS

               With respect to any Materials which are or have been developed solely by OTI personnel, whether or not developed under this Agreement, such Materials shall be owned by OTI, and IBM at OTI's sole option, shall have the following license rights:

               a. a nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute such Materials internally within IBM for the sole benefit of, and exclusive use to provide the Services to, OTI during the Term; and

               b. the right to sublicense third parties to do any of the foregoing.

        8.4    GENERAL RIGHTS

               a. At the expiration or earlier termination of this Agreement, so long as OTI has fully complied with all of its obligations, and is not in default under this Agreement, IBM will grant to OTI the following license rights in only the Type III and IV Materials owned by IBM, and not the software for which such Type III and IV Materials constitute a Modified Work:

               1. a perpetual, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute such Materials for use only in conjunction with the OptiMark Proprietary Trading Systems for the sole benefit of and exclusive use by OTI; and

               2. the right to sublicense third parties to do any of the foregoing.

               b. Any ownership or license rights herein granted to either Party are limited by and subject to any patents and copyrights held by, and terms and conditions of any license agreements with, applicable vendor software providers, including, but not limited to, IBM.

               c. To the extent any of the Materials may not, by operation of law, be owned by the Party to which ownership has been granted (as described in this Section 8), each Party agrees to assign and hereby assigns, without further consideration, the ownership of all right, title and interest in all U.S., Canadian and foreign copyrights and mask work rights (if any) in such Materials to the other Party, and such assignee Party shall have the right to obtain and hold in its own name copyrights, registrations, renewals and all other rights relating or pertinent thereto.

               d. The Parties agree to reproduce copyright legends which appear on any portion of the Materials.

               e. Subject to the terms of the Confidentiality Agreement, this Agreement shall not preclude IBM or OTI from developing materials or providing services which are competitive to the Materials irrespective of their similarity to computer programming code, documentation or other materials or services which might be delivered pursuant to this Agreement, except to the extent any of same may infringe any of the other Party's patent rights or copyrights.

               f.     Except for the licenses expressly granted under this
        Section 8, neither this Agreement nor any disclosure made hereunder grants any license to either Party under any patents or copyrights of the other Party.

9.0     CONFIDENTIALITY

        IBM and OTI agree that any information which is exchanged by the Parties shall be subject to the Confidentiality Agreement.

10.0    TERMINATION

        10.1   TERMINATION FOR CONVENIENCE

               Subject to the other provisions of this Agreement, OTI may terminate this Agreement beginning June 1, 2000, upon at least 180 days' prior written notice to IBM. If OTI terminates this Agreement prior to the expiration of the Term, other than as specified in Section 10.2, OTI agrees to pay IBM on the effective date of the termination, the Termination Charge as specified in Schedule J. Any termination charge will be prorated according to the following formula:

        Prorated Termination Charge =

        [{(A-B) / 12 months} x C] + B + D

        where:

        A = the Base Termination Charge specified in Schedule J for the year in which the termination is effective;

        B = the Base Termination Charge specified in Schedule J for the year after the year in which the termination is effective;

        C = the number of months remaining during the year in which the termination is effective; and

        D =    the Additional Termination Charge specified in Schedule J.

               In addition to payment of the Prorated Termination Charge, OTI shall:

               1.     exercise the option to purchase set out in Article 6.8; or

               2. pay to IBM the amount equal to the lease termination charges and any incidental costs which IBM will incur relating to the termination of the leases; and

               3. OTI shall be responsible for the re-licensing charges, transfer charges and the costs of terminating licenses, leases or contracts for software provided by IBM, other than Systems Software retained by IBM.

        10.2   TERMINATION FOR CAUSE

               a. Upon written notice, either Party may terminate this Agreement, without charge to the terminating Party, in the event of a material breach by the other. However, the Party seeking termination will provide the other Party with sufficient, reasonable written prior notice of such material breach and the opportunity to cure same, as follows:

               1. in the event of a failure to pay any amount due and payable under this Agreement when due, at least 10 days and in the case of a failure to pay by OTI, the periods and process specified in Article 10.3 shall apply; and

               2. in the event of any other material breach, at least 45 days.

               b. If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within a 45-day period, the breaching Party shall be given an additional 15 days to cure such breach. In the event the material breach is not cured within the periods specified above after delivery of the notice, the nonbreaching Party may terminate this Agreement, which termination shall be in writing, as of a date specified in such notice of termination. The terminating Party shall have all rights and remedies generally afforded by law or equity, subject to the limitations expressed in this Agreement.

        10.3   TERMINATION FOR OTI'S FAILURE TO PAY

               a. In the event OTI fails to pay any Monthly Services Charge invoice within 45 days of the invoice date, IBM shall have the right to terminate this Agreement in accordance with the terms of this Section
        10.3. Before IBM can terminate this Agreement due to any Payment Default, IBM shall provide OTI with written notice of IBM's intention to terminate this Agreement specifying the claimed Payment Default (a "Payment Default Notice"). The notice shall provide a period of not less than 10 days from the date of the notice (the "cure period") within which OTI may cure such default.

               b. If OTI fails to cure any Payment Default within the first five days of the cure period, IBM shall provide a further written notice to OTI setting out the claimed Payment Default. If OTI fails to cure any Payment Default within the cure period, upon expiry of five days from the date of such further notice, IBM shall have the right to terminate this Agreement and cease to provide the Services, which termination shall be in writing, and shall be effective as of a date specified in such notice of termination. This right may be exercised by IBM following the expiry of the cure period and at any time until the amount specified in the Payment Default Notice and any other overdue and unpaid Monthly Services Charge invoices after the invoice specified in the Payment Default Notice and prior to the delivery of the Payment Default Notice ("Other Overdue Invoices"), have been paid. If on any two occasions during any 12-month period during the term of this Agreement, IBM issues a Payment Default Notice and the Payment Default is cured by OTI on or after the 55th day after the invoice date therefor, IBM shall have the right to terminate this Agreement within 30 days of such event; provided that IBM shall not have the right to cease to provide the Services by reason of such termination and IBM will provide OTI with Services Transfer Assistance in accordance with the provisions of
        Section 6.6. In such event, IBM will invoice OTI monthly in advance, amounts shall be due and payable within 10 days of the invoice date and if OTI fails to pay for the Services when due, IBM shall be entitled to give OTI 5 days' notice of its intention to cease providing such Services if OTI does not cure the payment defaults within such 5-day period.

               c. Notwithstanding b) above, IBM will not be entitled to terminate this Agreement or cease providing Services because of OTI's failure to pay amounts due and owing under this Agreement if OTI notifies IBM in writing that OTI is of the bona fide belief that it is not obliged to make such payments and OTI pays any amount which OTI does not dispute, but in any event not less than 90% of the amount due and owing and described in the applicable Monthly Services Charge invoice delivered to OTI.

        10.4   TERMINATION FOR ACT OF INSOLVENCY

               Upon the occurrence of an Act of Insolvency with respect to either Party, this Agreement may be terminated by the other Party. If a court holds that IBM is unable to terminate this Agreement upon the occurrence of an Act of Insolvency with respect to OTI and IBM is obligated in such circumstances to continue to provide the Services to OTI, then the Monthly Services Charges and all other amounts owed to IBM under this Agreement shall be due and payable by OTI to IBM in advance by certified cheque.

        10.5   EXTENSION OF SERVICES

               Except in the case of a termination of this Agreement due to a material breach by OTI, OTI may once request and IBM will extend the provision of Services for a period not to exceed 180 days beyond the effective date of termination or expiration; provided, however, in the event of a termination by OTI pursuant to Section 10.2, the Termination Charge shall not be adjusted as a result of a request by OTI to extend the provision of the Services. Such request must be in the form of a written notice received by IBM not less than 60 days prior to the effective date of termination or expiration of the Agreement except in the event of material breach by IBM, in which case a 30-day notice provision will apply. IBM will prepare an amendment to the Agreement (including the affected Schedules) extending the Term, the Monthly Services Charge and other related provisions, as appropriate.

               OTI will pay IBM for all additional charges and expenses, if any, incurred by IBM as a result of IBM's provision of such extended Services which are not otherwise recovered by the Monthly Services Charge or other charging methodology described herein.

        10.6   OTHER RIGHTS UPON TERMINATION OR EXPIRATION

               Provided OTI is not in default of its obligations under this
Agreement:

               a. For software proprietary to IBM developed under this Agreement and not generally commercially available, IBM will provide a license to OTI, for use only in conjunction with the OptiMark Proprietary Trading Systems for the sole benefit of and exclusive use by OTI, upon terms and prices to be mutually agreed upon by the Parties or, at OTI's option, IBM will recommend a mutually agreeable commercially available substitute to perform the same function.

               b. Subject to OTI's acceptance of any applicable vendor terms and conditions and payment by OTI of any transfer fee, license fee or other charges imposed by such vendor:

               1. with respect to generally commercially available Software (including IBM Software), if IBM has licensed or purchased and is using such Software solely in providing the Services to OTI on the date of expiration or termination, IBM will transfer the Software to OTI upon OTI's reimbursement to IBM for initial license or purchase charges for such Software in an amount equal to the remaining unamortized cost of such Software, if any, depreciated over a five-year life;

               2. with respect to generally commercially available Software (including IBM Software), if IBM has licensed or purchased and is using such Software in providing the Services to OTI and other IBM customers in a shared environment on the date of expiration or termination, IBM will assist OTI in obtaining licenses for such Software; and

               3. IBM will transfer or assign to OTI or its designee, upon OTI's request, on mutually acceptable terms and conditions, any contracts applicable solely to the provision of Services to OTI (i.e., maintenance and other available third-party services) then being used by IBM to perform the Services.

               c.     IBM will provide Services Transfer Assistance pursuant to
        Section 6.6.


11.0    LIABILITY

        11.1   GENERAL INTENT

               Each Party's and each of its subcontractor's entire liability to the other Party and its exclusive remedies are set forth in this Section and
Section 13. Subject to the specific provisions of this Section, it is the intent of the Parties that each Party will be liable to the other

Party for damages incurred by the nonbreaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Agreement.

        11.2   DAMAGES

               a. Each Party's and each of its subcontractor's entire liability for actual, direct damages, resulting from such Party's performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for all claims, causes of actions and occurrences to an amount equal to:

               1. the amount actually paid by OTI to IBM for the Services during the 6 months prior to the event which is the subject of the claim; or

               2. in the case where less than 6 months of the Term have elapsed at the time of an event which is the subject of a claim, the actual charges paid by OTI to IBM during the first 6 months of the Term.

               b.     The limitation in Section 11.2(a) above will not apply to:

               1. any obligation or failure by OTI to pay any amounts due or past due and owing to IBM pursuant to the terms of this Agreement;

               2. Losses by either Party for bodily injury or damage to real property or tangible personal property, as described in
                      Section 13.3; and

               3. either Party's obligation to indemnify the other for patent and copyright infringement Losses and Losses relating to tax liabilities, as provided in Sections 13.1(a) and (c) and 13.2(a) and (d), respectively.

               c. In no event will either Party have any liability whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any loss of interest, profit or revenue by the other Party or for any consequential, indirect, incidental, special, punitive or exemplary damages suffered by the other Party, arising from or related to this Agreement, even if such Party has been advised of the possibility of such losses or damages; provided, however, that this clause will not prevent either Party from recovering amounts owed under this Agreement.

               d. In no event will IBM have any liability whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any third-party claims against OTI for Losses, except for Losses arising out of claims set forth in Sections 11.2(b)(2) and 11.2(b)(3).

               e. In no event will IBM or its subcontractors be liable for any damages if and to the extent caused by OTI's failure to perform its responsibilities, nor shall OTI be liable for any damages if and to the extent caused by IBM's (or its subcontractors') failure to perform its responsibilities as set forth in this Agreement.

        11.3   LOSS OF DATA

               IBM will not be responsible for:

               a. corruption, damage, loss or mistransmission of data; however, IBM will use all commercially reasonable efforts to reconstruct the affected data from available backup materials as specified in the Procedures Manual; or

               b. the security of data during transmission via public telecommunications facilities.

12.0    WARRANTY

        12.1   REPRESENTATIONS AND WARRANTIES

               a. OTI represents that OTI is either the owner of each OTI Machine or is authorized by its owner to include it under this Agreement.

               b. OTI represents and warrants that all obligations with respect to the Contracts accruing prior to or attributable to periods prior to the Assumption Date have been satisfied.

               c. OTI represents and warrants that all obligations with respect to the Software Licenses accruing prior to or attributable to periods prior to the Commencement Date have been satisfied.

               d. OTI represents and warrants that it will ensure that OTI's facilities, at which IBM personnel will be required to be present from time to time for the purpose of performing Services, constitute a safe working environment in accordance with all applicable laws and OTI shall deal with all hazardous or toxic substances present in such OTI facilities as required by the laws applicable to such OTI facilities.

               e. IBM represents and warrants that it will ensure that the IBM Data Center, at which OTI personnel may be present from time to time in connection with this Agreement, constitutes a safe working environment in accordance with all applicable laws and IBM shall deal with all hazardous or toxic substances present in the IBM Data Center as required by the laws applicable to such IBM Data Center.

        12.2   COMPLIANCE WITH OBLIGATIONS

               Each Party represents and warrants that its entry into this Agreement does not violate or constitute a breach of any of its contractual obligations with third parties.

        12.3   YEAR 2000

               a. In order to provide the Services, IBM will use Machines and other products which may include IBM software, hardware and other products ("IBM

        Products") as well as hardware, software and other products which are not produced or manufactured by IBM ("Third Party Products").

                      In this Section 12.3, "Year 2000 ready" means the capability of IBM Products used to deliver the Services, when used in accordance with associated documentation, to correctly process, provide and receive date data within and between the twentieth and twenty-first centuries, provided that all Third Party Products properly exchange date data with the IBM Products.

                      The IBM Products used to provide the Services are either Year 2000 ready or will be converted by IBM to Year 2000 ready, on a timely basis.

                      IBM will use all reasonable efforts to obtain appropriate Year 2000 warranties for all Third Party Products. Prior to January 1, 1999, IBM may notify OTI if IBM believes there is a reasonable possibility that any Service will experience date-related problem(s) arising from the change in century (a "Notice of Exception"), which problems may impact IBM's ability to provide any Service as is required by this Agreement. Within sixty (60) days of OTI's receipt of such notice, OTI may terminate the Service or this Agreement pursuant to
        Article 10.1 without obligation to pay the Termination Charge. OTI's sole remedy and IBM's sole liability for IBM's inability to provide the Service(s) specified in the Notice of Exception will be termination as specified in this section 12.3(a).

               b. Should IBM be unable to provide Service(s) as required by this Agreement because any IBM Product used to deliver the Service(s) is not Year 2000 ready, IBM will immediately commence all reasonable efforts, working in conjunction with OTI, to determine the underlying source of the problem. If it is confirmed that the source is an IBM Product, IBM will use all reasonable efforts to develop and implement, at IBM's expense, a solution and to restore the Service(s). If IBM is unable to develop and implement such a solution within a commercially reasonable period, IBM will notify OTI and OTI may, at its option, terminate this Agreement pursuant to Section 10.2 of this Agreement.

               c. It IBM determines that IBM's inability to provide the affected Service is due to the inability of Third Party Products, used by IBM to deliver the Services, to correctly process or properly exchange date data with IBM Products, IBM will endeavour to enforce the terms of the Third Party Product supplier's warranties and IBM will work with the Third Party Product supplier and OTI to help identify and implement a solution to the problem. If a solution cannot be developed and implemented within a commercially reasonable period, IBM will notify OTI and OTI may, at OTI's option, terminate this Agreement pursuant to
        Section 10.1 without obligation to pay the Termination Charge. Notwithstanding any other provision of this Agreement, IBM shall have no further liability with respect to such matter.

               d. Except as expressly stated above, IBM will be relieved of its obligations to provide Services under this Agreement due to the inability of Third Party Products to correctly process or properly exchange accurate date data with the IBM Products used to provide the Services.

               e. OTI will use all reasonable efforts to obtain appropriate Year 2000 warranties from its vendors and suppliers of OTI Machines and for the Applications Software. If IBM experiences any problem in delivering Services arising from the change in century which problem is attributable to the inability of OTI Machines or the Applications Software to correctly process or properly exchange accurate date data with IBM furnished equipment or Services under this Agreement, or the inability of OTI to perform a responsibility under this Agreement so as to permit the correct processing or proper exchange of accurate date data with IBM (an "OTI Year 2000 Problem"), OTI will use all reasonable efforts to develop and implement a solution to the OTI Year 2000 Problem, at OTI's expense, which will permit IBM to deliver the Services as required by this Agreement. If OTI cannot remedy the OTI Year 2000 Problem within a commercially reasonable period of time, OTI may, at its option, terminate this Agreement pursuant to Section 10.1. Failing such termination, OTI shall continue to be responsible for payment in accordance with Section 6. Except as stated in this section 12.3(e), OTI will have no further liability to IBM with respect to OTI Year 2000 Problems.

        12.4   DISCLAIMERS

               a. IBM does not warrant the accuracy of any advice, report, data or other product delivered to OTI which is produced with or from data and/or Software provided by OTI. Such products are delivered AS IS, and IBM shall not be liable for any inaccuracy thereof.

               b. Subject to the obligations of IBM contained in this Agreement, IBM does not assure uninterrupted or error-free operation of the Machines.

               c. EXCEPT AS PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES, AND THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE.

        12.5   AUTHORIZATION AND ENFORCEABILITY

               Each Party hereby represents that:

               a. it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

               b. the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of each Party; and

               c. this Agreement has been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery hereof by the other Party) is a valid and binding obligation of such Party, enforceable against it in accordance with its terms.

        12.6   REGULATORY AND CORPORATE PROCEEDINGS

               Each Party agrees to obtain all necessary regulatory approvals applicable to its business, obtain any necessary permits, and comply with any regulatory requirement, in each case, applicable to the performance, or receipt, of the Services.

13.0    INDEMNITIES

        13.1   INDEMNITY BY IBM

               IBM agrees to indemnify, defend and hold OTI, its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the "OTI Indemnitees") harmless, in accordance with the procedures described in
Section 13.4 from and against any and all Losses incurred by OTI Indemnitees arising from or in connection with:

               a. any claims of infringement made against OTI Indemnitees of any Canadian patent or copyright, trademark, service mark, trade name or similar proprietary rights, or misappropriation of a trade secret, conferred by contract or by common law or by any law of Canada or any province therein, alleged to have occurred because of equipment, systems, programs or products provided to OTI by IBM; provided, however, that IBM will have no obligation with respect to any Losses to the extent the same arise out of or in connection with OTI's modification of equipment, systems, programs or products or OTI's combination, operation or use with devices, data, equipment, systems, programs or products not furnished by IBM or its subcontractors;

               b. any duties or obligations of IBM arising out of or in connection with any License accruing on or after the Commencement Date, or arising out of or in connection with any Lease or Contract accruing on or after the Assumption Date, subject to Sections 12.1(b), 12.1(c) and 3.5;

               c. any amounts, including but not limited to taxes, interest and penalties assessed against the OTI Indemnitees, which are obligations of IBM pursuant to Section 6.4; and

               d. any environmental claim arising out of this Agreement or a result of the Services performed at the IBM Data Centre where IBM has caused the environmental damage by actions unrelated to and unauthorized by this Agreement.

        13.2   INDEMNITY BY OTI

               OTI agrees to indemnify, defend and hold IBM, its Affiliates and their respective officers, directors, employees, agents, successors and assigns (the "IBM Indemnitees") harmless, in accordance with the procedures described in
Section 13.4, from and against any and all Losses, incurred by the IBM Indemnitees, arising from or in connection with:

               a. any claims of infringement made against the IBM Indemnitees of any Canadian patent or copyright, trademark, service mark, trade name or similar proprietary rights, or misappropriation of a trade secret, conferred by contract or by common law or by any law of Canada, alleged to have occurred because of equipment, systems, programs or products provided to the IBM Indemnitees by OTI hereunder; provided, however, that OTI will have no obligation with respect to any Losses to the extent the same arise out of or in connection with IBM's modification of equipment, systems, programs or products or IBM's combination, operation or use with devices, data, equipment, systems, programs or products not furnished by OTI or its subcontractors;

               b. any duties or obligations of OTI arising out of or in connection with any License accruing prior to the Commencement Date, or arising out of or in connection with any Lease or Contract accruing prior to the Assumption Date, or any agreements relating to such Lease, License or Contract, subject to Section 3.2 and 3.3;

               c. any amounts, including but not limited to, taxes, interest and penalties assessed against the IBM Indemnitees, which are obligations of OTI pursuant to Section 6.4;

               d. any environmental claim arising out of this Agreement or a result of the Services performed at OTI facilities unless IBM has caused the environmental damage by actions unrelated to and unauthorized by this Agreement; and

               e. any claim by a third party arising from a failure of OTI to obtain or pay for a Required Consent.

        13.3   CROSS INDEMNITY AND CONTRIBUTION

               Each Party agrees to contribute to the amount paid or payable by the other Party for any and all Losses for which such Party is legally liable and in proportion to such Party's comparative fault in causing such Losses, arising in favor of any person, corporation or other entity including the Parties hereto and their employees, contractors and agents, on account of bodily injuries, death or damage to tangible personal or real property in any way incident to, or in connection with or arising out of:

               a.     this Agreement;

               b.     the Services provided by IBM hereunder;

               c. the presence of such Party, its employees, contractors or agents on the premises of the other Party; or

               d. the negligent act or omission of such Party, its employees, contractors or agents.

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

        13.4   INDEMNIFICATION PROCEDURES

               a. If any civil, criminal, administrative or investigative action or proceeding (any of the above being a "Claim") is commenced against any Party entitled to indemnification under Sections 13.1, 13.2 or 13.3 (an "Indemnified Party"), written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the "Indemnifying Party") as promptly as practicable. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects, in a written notice delivered to the Indemnified Party not fewer than 10 days prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage legal counsel of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnifying Party shall keep the Indemnified Party reasonably and timely apprised of the events of the defense and/or settlement (including, without limitation, the providing of copies of the relevant pleadings, other filings and settlement proposals) and shall give full consideration to, and be open to discussion of, the views and suggestions of the Indemnified Party (and/or its counsel) in proceeding with such defense and/or settlement. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its legal counsel in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its legal counsel or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim shall be entered into:

               1. which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party, of a release from liability in respect of such Claim; and

               2. in all instances in which the settlement includes a remedy other than the payment of money by the Indemnifying Party, without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

               b. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that Claim. If the Indemnifying Party does not assume full control over the defense of a Claim, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

               c. In addition, if any claim or cause of action referred in subsection 13.1(a) or 13.2(a) above is made against the Indemnified Party which occasions any material risk of an injunction against the Indemnified Party which would prevent IBM from delivering, or OTI receiving the Services, the Indemnifying Party will upon notice of the claim or cause of action and at no cost to the Indemnified Party, either:

               1. obtain a license from the third party for the Indemnified Party to continue providing or receiving the Services (as the case may be) which shall come into effect no later than the earliest effective date of any such injunction; and/or

               2. modify the equipment, systems, programs or products to avoid such infringement, and use all diligent efforts which are not unreasonable to complete such modifications before any injunction precluding the use thereof can be secured or come into effect, including securing the assistance of Affiliates in so doing.

        13.5   SUBROGATION

               In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to Sections 13.1, 13.2 or 13.3, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

        13.6   EXCLUSIVE REMEDY

               The indemnification rights of each Indemnified Party pursuant to Sections 13.1, 13.2 or 13.3 shall be the exclusive remedy of such Indemnified Party with respect to the claims to which such indemnification relates.

14.0    INSURANCE AND RISK OF LOSS

        14.1   INSURANCE

               When this Agreement requires performance by IBM's or OTI's employees or subcontractors on the other Party's premises, the performing Party shall carry and maintain worker's compensation insurance, or, if permitted by applicable legislation, employer's liability insurance in lieu thereof, covering its employees and subcontractors engaged in such performance in amounts no less than required by law in the applicable location.

        14.2   RISK OF LOSS

               OTI is responsible for risk of loss of, or damage to, Machines located on OTI's premises and any loss of or damage to Software in OTI's possession at the time of such loss or damage. IBM is responsible for risk of loss of, or damage to, Machines located on IBM's premises and any loss of or damage to Software in IBM's possession at the time of such loss or damage.

15.0    PUBLICITY

        Each Party will submit to the other all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. However, either Party may include the other Party's name and a factual description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the experience section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

16.0    REVIEW COMMITTEES/DISPUTE RESOLUTION

        16.1   JOINT ADVISORY COMMITTEE

               IBM and OTI agree to create a committee consisting of two people, with the following titles, from each Party (the "Joint Advisory Committee"):

               a.     IBM

               1.     IBM Service Manager or Delivery Project Executive

               2.     IBM Project Executive

               b.     OTI

               1.     OTI Vice President Operations

               2.     OTI Project Executive

               The Joint Advisory Committee will:

               a.     conduct quarterly reviews of the progress on projects;

               b. annually review the operating and strategic plans prepared by the IBM and OTI Project Executives;

               c. review, on an annual basis, performance objectives and measurements;

               d.     provide advice and direction on technology changes; and

               e.     resolve disputes between the Parties.

        16.2   DISPUTE RESOLUTION

               Any dispute which cannot be resolved by the Joint Advisory Committee will be referred to a Management Advisory Committee created by the Parties which will consist of two people, with the following titles, from each Party (the "Management Advisory Committee"):

               a.     IBM

               1.     IBM Project Executive

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               2.     Vice President, Banking, Finance & Securities

               b.     OTI

               1.     Vice President Operations

               2.     Senior Executive Contact

               c. The Management Advisory Committee shall deal with any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance by IBM or by OTI hereunder not resolved by the Joint Advisory Committee shall be resolved as specified in this Section 16.2.

               1. Upon the written request of either Party, the Management Advisory Committee will schedule a meeting as soon as possible but in any event within 10 business days, for the purpose of endeavoring to resolve such dispute.

               2. The Management Advisory Committee shall meet as often as necessary to gather and furnish to the other all information with respect to the matter in issue which is appropriate and germane in connection with its resolution.

               3. The Management Advisory Committee shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

               4. During the course of such negotiation, all reasonable requests made by one Party to the other for nonconfidential information reasonably related to this Agreement, will be honored in order that each of the Parties may be fully advised of the other's position.

               5. The specific format for such discussions will be left to the discretion of the designated representatives but may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party.

               d. If the Management Advisory Committee cannot resolve the dispute, then the dispute shall be escalated to the Chief Executive Officer of OTI and the General Manager, IBM Global Services, Canada, for their review and resolution. If the dispute cannot be resolved by such officers, then the Parties may initiate formal proceedings in the court with appropriate jurisdiction for the matter in controversy; however, formal proceedings for the judicial resolution of any such dispute may not be commenced until the earlier of:

               1. the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely; or

               2. 30 days after the initial request to negotiate such dispute; or

               3. 30 days before the statute of limitations governing any cause of action relating to such dispute would expire.

               e. Each Party expressly waives any right it may have to a trial by jury in any formal proceeding arising hereunder.

               f. The Parties agree that no written or oral statements of position or offers of settlement made in the course of the dispute resolution process described in paragraphs (c) and (d) above will be offered into evidence for any purpose in any litigation between the Parties, nor will any such written or oral statements or offers of settlement be used in any other manner against either Party in any such litigation. Further, no such written or oral statements or offers of settlement shall constitute an admission or waiver of rights by either Party in connection with any such litigation. At the request of either Party, any such written statements or offers of settlement, and all copies thereof, shall be promptly returned to the Party providing the same.

        16.3   CONTINUED PERFORMANCE

               Except where clearly prevented by the area in dispute or in the event of non-payment by OTI of the charges herein, or a portion thereof, for two months and subject to Section 10.3 of this Agreement, both Parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

17.0    GENERAL

        17.1   CONTROL OF SERVICES

               a. This Agreement shall not be construed as constituting either Party as partner of the other or as creating any other form of legal association that would impose liability upon one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.

               b. Each Party shall be responsible for the management, direction and control of its employees and such employees shall not be employees of the other Party.

               c. Except where this Agreement expressly provides that IBM will perform certain identified Services as agent for OTI, the Services will be under the control, management and supervision of IBM.

        17.2   RIGHT TO PERFORM SERVICES FOR OTHERS

               Each Party recognizes that IBM personnel providing Services to OTI under this Agreement may, subject to the terms of the Confidentiality Agreement, perform similar services for others and this Agreement shall not prevent IBM from using the personnel and equipment provided to OTI under this Agreement for such purposes. Each Party recognizes that OTI personnel who are in receipt of IBM Confidential Information may, subject to the terms of the Confidentiality Agreement, provide services similar to the Services under this Agreement to OTI and this Agreement shall not prevent OTI from using OTI personnel for such purposes.

               IBM may perform its obligations through its subsidiaries, Affiliates or through the use of IBM-selected independent contractors; provided, however, that IBM shall not be relieved of its obligations under this Agreement by use of such subsidiaries, Affiliates or subcontractors.

        17.3   GEOGRAPHIC SCOPE OF SERVICES AND CURRENCY

               The Services provided under this Agreement are for Machines and facilities located within Canada.

               Except where expressly stated otherwise, all amounts in this Agreement are in Canadian dollars.

        17.4   AMENDMENTS AND REVISIONS

               Changes or modifications to this Agreement and its Schedules may be made only by a written amendment or revision signed by both Parties. Changes or modifications in any other form are void.

               Any terms and conditions varying from this Agreement and its Schedules on any order or written notification from either Party not signed by the other Party are void.

        17.5   FORCE MAJEURE

               a. Neither Party shall be liable for any default or delay in the performance of its obligations hereunder:

               1. if and to the extent such default or delay is caused, directly or indirectly, by any cause beyond the reasonable control of such Party; or

               2. provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the nonperforming Party through the use of commercially reasonable alternative sources, work-around plans or other means,

               (individually, each being a "Force Majeure Event").

               b. In such event, the nonperforming Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone (to be confirmed in writing within five days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

               c. If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of OTI's critical functions for more than 30 consecutive days, then at OTI's option:

               1. OTI may procure such Services from an alternate source and cease to pay IBM charges for such Services and IBM will be liable for reasonable amounts paid by OTI to procure such Services to the extent such amounts are in excess of the charges OTI would have otherwise paid to IBM under this Agreement for equivalent Services (provided that the excess amounts paid by OTI shall not include any charges for disaster recovery services), for up to the lesser of 180 days or the remainder of the Term; or

               2. OTI may terminate this Agreement as of a date specified by OTI in a written notice of termination to IBM, and OTI will pay IBM *.

               d. This Section 17.5 does not limit or otherwise relieve OTI's obligation to pay any moneys due IBM under the terms of this Agreement.

        17.6   NONPERFORMANCE

               To the extent any nonperformance by either Party of its nonmonetary obligations under this Agreement results from or is caused by the other Party's failure to perform its obligations under this Agreement, such nonperformance shall be excused.

        17.7   REMARKETING

               IBM understands and agrees that OTI is in the business of providing services to third parties in the OptiMark Securities Trading Field and that the Services are related to such business. Subject to the foregoing, OTI may not remarket all or any portion of the Services provided under this Agreement, or make all or any portion of the Services available to any party other than OTI, without the prior written consent of IBM.

        17.8   WAIVER

               No exercise or waiver, in whole or in part, of any right or remedy provided for in this Agreement shall constitute a waiver of any prior, concurrent or subsequent right or remedy of the same or any other provisions hereof.


---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

        17.9   SEVERABILITY

               If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of the Parties as nearly as possible in accordance with applicable law(s).

        17.10  LIMITATIONS PERIOD

               Neither Party may bring an action, regardless of form, arising out of this Agreement more than two years after the cause of action has arisen or the date such cause of action was or should have been discovered.

        17.11  COUNTERPARTS

               This Agreement shall be executed in duplicate counterparts. Each such counterpart shall be an original, and both together shall constitute but one and the same document.

        17.12  GOVERNING LAW

               This Agreement shall be governed by the laws in effect in the Province of Ontario. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

        17.13  SURVIVAL, BINDING NATURE AND ASSIGNMENT

               Any terms of this Agreement which by their nature extend beyond its expiration or termination remain in effect until fulfilled. This Agreement will be binding on the Parties and their respective successors and permitted assigns. For purposes of this Agreement, a change in Control of a Party or a sale of all or substantially all of the assets of a Party shall be deemed an assignment of this Agreement, provided that a change in Control of OTI shall be deemed an assignment only if the change results in OTI being controlled by a competitor of IBM or its Affiliates.

               Neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other which will not be unreasonably withheld, except that either Party may assign its rights and obligations under this Agreement, without the approval of the other, to an Affiliate which expressly assumes such Party's obligations and responsibilities hereunder, provided that the assigning Party remains fully liable for and shall not be relieved from the full performance of all obligations under this Agreement. Any Party assigning its rights or obligations to an Affiliate in accordance with this Agreement shall within a reasonable period following such assignment, provide written notice thereof to the other Party together with a copy of the assignment document. Notwithstanding the foregoing, IBM's rights to payments under this Agreement shall be freely assignable without the consent of OTI.

               Any attempted assignment that does not comply with the terms of this Section shall be null and void. In the event a change in Control of OTI results in OTI being controlled by a competitor of IBM or its Affiliates, IBM may at IBM's sole option, and on reasonable notice to OTI, terminate this Agreement and OTI shall pay IBM the Termination Charge and other amounts specified in Section 10.1.

        17.14  NOTICES

               a. Under this Agreement whenever one Party is required or permitted to give notice to the other, such notice will be deemed given when delivered by hand, one day after being given to an express courier with a reliable system for tracking delivery, or five days after the date of mailing, when mailed through Canada Post, registered or certified mail, return receipt requested, postage prepaid, or when sent by facsimile (with proof of transmission) and thereafter delivered by one of the foregoing methods of delivery.

               b.     Notifications will be addressed as follows:

               1.     For termination, breach or default, notify

               In the case of IBM:

               IBM Project Executive
               245 Consumers Road
               Toronto, Ont. M2J 1R3
               Facsimile:  (416) 490-4730

               with a copy to:

               IBM General Counsel
               3600 Steeles Avenue East
               Markham, Ont. L3R 9Z7

               2.     For all other notices:

               In the case of IBM:

               IBM Project Executive
               245 Consumers Road
               Toronto, Ont.  M2J 1R3
               Facsimile:  (416) 490-4730

               In the case of OTI:

               OTI Project Executive
               10 Exchange Place, 12th fl.
               Jersey City, NJ  07302
               Facsimile:  (201) 946-9413

               Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

        17.15  NO THIRD-PARTY BENEFICIARIES

               Except as specified in Section 11 with respect to either Party's contractors or subcontractors, the Parties do not intend, nor will any clause be interpreted, to create for any third party any obligations to or benefit from either IBM or OTI.

        17.16  OTHER DOCUMENTS

               On or after the Commencement Date and the date(s) of any amendments or revisions hereto and at the request of the other Party, each Party shall furnish to the other such certificate of its secretary, certified copy of resolutions of its board of directors, or opinion of its counsel as shall evidence that this Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party.

               During the Term, and at the reasonable request of the other Party, each Party shall furnish to the other a certificate stating that:

               1.     this Agreement is in full force and effect; and

               2. the other Party is not materially in breach hereof at such time.

               The Parties will execute and deliver or cause to be delivered such further documents as may reasonably be required for the purposes of assuring and confirming the rights hereby created or for facilitating the performance of the terms of the Agreement.

        17.17  HEADINGS

               All headings herein and the table of contents are not to be considered in the construction or interpretation of any provision of this Agreement. This Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof. In the event of any apparent conflicts or inconsistencies between this Agreement or any Schedules, Exhibits or other Attachments to this Agreement, to the extent possible so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail.

               THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AGREEMENT, AND 2) ITS SCHEDULES, INCLUDING THOSE MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS.

Accepted by:                                   Accepted by:

IBM CANADA LIMITED                             OPTIMARK TECHNOLOGIES INC.

By /s/ Paul Richards                           By /s/ William Adiletta
   ----------------------------------            ---------------------------------
            Authorized Signature                          Authorized Signature

Paul Richards  May 6, 1999                     William Adiletta  May 6, 1999
-------------------------------------          -------------------------------------
        Name (Type or Print) and Date                 Name (Type or Print) and Date

3600 Steeles Avenue East                       10 Exchange Place, 12th fl.
-----------------------------                  -----------------------------
          Address                                        Address

Markham, Ontario                               Jersey City, N.J.
----------------------------------------       ------------------------------------

IBM/OPTIMASK TECHNOLOGIES INC.

AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

                                   SCHEDULE A

                                     APPLICATIONS SOFTWARE
---------------------------------------------------------------------------------------------------
                                        TANDEM K20012 OPS
---------------------------------------------------------------------------------------------------
ITEM NO.     VENDOR          APPLICATION NAME/DESCRIPTION                 RESPONSIBILITY
---------------------------------------------------------------------------------------------------
                                                                   OPER      FIN     MAINT    DEV
---------------------------------------------------------------------------------------------------
1          ISM       OPS/Order Processing System Version  2.6.2a   IBM       OTI     OTI      OTI
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          TANDEM K20004
---------------------------------------------------------------------------------------------------
ITEM NO.     VENDOR          APPLICATION NAME/DESCRIPTION                 RESPONSIBILITY
---------------------------------------------------------------------------------------------------
                                                                   OPER      FIN     MAINT    DEV
---------------------------------------------------------------------------------------------------
1          TBD         To be determined (TBD)                      OTI       OTI     OTI      OTI
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                        DEC ALPHA 4100 DISTRIBUTION SERVER #1, #2, #3, #4
---------------------------------------------------------------------------------------------------
ITEM NO.     VENDOR          APPLICATION NAME/DESCRIPTION                 RESPONSIBILITY
---------------------------------------------------------------------------------------------------
                                                                   OPER      FIN     MAINT    DEV
---------------------------------------------------------------------------------------------------
1          ISM         Distribution Server Version 2.5.0.g         IBM       OTI     OTI      OTI
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                DEC ALPHA 4100 AUDIT SERVER #1, #2
---------------------------------------------------------------------------------------------------
ITEM NO.     VENDOR          APPLICATION NAME/DESCRIPTION                 RESPONSIBILITY
---------------------------------------------------------------------------------------------------
                                                                   OPER      FIN     MAINT    DEV
---------------------------------------------------------------------------------------------------
1          OTI         Audit Server Version 5.6.0.g                IBM/OTI   OTI     OTI      OTI
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                              DEC ALPHA 8400 MEC #1, #2, #3, #4, #5
---------------------------------------------------------------------------------------------------
ITEM NO.     VENDOR          APPLICATION NAME/DESCRIPTION                 RESPONSIBILITY
---------------------------------------------------------------------------------------------------
                                                                   OPER      FIN     MAINT    DEV
---------------------------------------------------------------------------------------------------
1          OTI         Matching Engine Complex Version 5.6.4.a     IBM       OTI     OTI      OTI
---------------------------------------------------------------------------------------------------


Notes:

(1) "Oper" means Systems/Operations Responsibilities, as defined in Schedule E, for the Application Software listed in this Schedule.

(2) "Fin" means financial responsibility for License fees, maintenance charges, and any other related charges for the Application Software listed in this Schedule.

(3) "Maint" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Application Software listed in this Schedule.

(4) "Dev" means development responsibility, including the programming of any; regulatory/statutory mandated changes, version upgrades, or major enhancements for the Application Software listed in this Schedule.

"TBD" means to be determined, the Application Name/Description and Vendor are unknown at this time.

"OTI" means OptiMark Technologies Inc.


                                   Schedule A                                 44

                                   SCHEDULE B

                                SYSTEMS SOFTWARE

B.1  SYSTEMS SOFTWARE SUPPLIED BY IBM

---------------------------------------------------------------------------------------------------
                                        TANDEM K20012 OPS
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      Tandem            SA73 Nonstop Kernel Version D43        IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    2      Tandem            SA57 Expand                            IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    3      Tandem            SA58 Nonstop TS/MP                     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    4      Tandem            SA59 Pathway/TS                        IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    5      Tandem            SD20 TANDEM TCP/IP                     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    6      Tandem            SD70 TCP/IP Lan Print Spooler          IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    7      Tandem 9255 K-    IBM                                    IBM     IBM     TBD     no
           Series C Compiler
---------------------------------------------------------------------------------------------------
    8      Tandem            9257 COBOL85 Nonstop System            IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    9      Tandem            9407 IXF-Host Software                 IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   10      Tandem            SA01 Basic Operations Management       IBM     IBM     TBD     no
                             Package
---------------------------------------------------------------------------------------------------
   11      Tandem            SE08 Nonstop VHS - Virtual Home        IBM     IBM     TBD     no
                             Terminal
---------------------------------------------------------------------------------------------------
   12      Tandem            SE05 Object Monitoring Facility (OMF)  IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   13      Tandem            SE04 EMS Analyzer                      IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   14      Tandem            9750 Safeguard                         IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   15      Tandem            SJ44 DSM/SCM-Central (DELPHI)          IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   16      Tandem            SA05 DSM/TC Dist. Sys Mgmt-Tape        IBM     IBM     TBD     no
                             Catalog
---------------------------------------------------------------------------------------------------
   17      Tandem            SA25 Security Event Exit (SEE)         IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   18      Tandem            SH80 Tim Kit For PC and Compatible     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   19      Tandem            SJ80 Peer Networks Subagent Toolkit    IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   20      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------
   21      *                 *                                      IBM     IBM     IBM     No
---------------------------------------------------------------------------------------------------
   22      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule B                                  1
                                 April 30, 1999

---------------------------------------------------------------------------------------------------
                                          TANDEM K20004
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      Tandem            SA73 Nonstop Kernel Version D43        IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    2      Tandem            SA57 Expand                            IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    3      Tandem            SA58 Nonstop TS/MP                     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    4      Tandem            SA59 Pathway/TS                        IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    5      Tandem            SD20 TANDEM TCP/IP                     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    6      Tandem            SD70 TCP/IP Lan Print Spooler          IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    7      Tandem            9255 K-Series C Compiler               IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    8      Tandem            9257 COBOL85 Nonstop System            IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
    9      Tandem            9407 IXF-Host Software                 IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   10      Tandem            SA01 Basic Operations Management       IBM     IBM     TBD     no
                             Package
---------------------------------------------------------------------------------------------------
   11      Tandem            SE08 Nonstop VHS - Virtual Home        IBM     IBM     TBD     no
                             Terminal
---------------------------------------------------------------------------------------------------
   12      Tandem            SE05 Object Monitoring Facility (OMF)  IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   13      Tandem            SE04 EMS Analyzer                      IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   14      Tandem            9750 Safeguard                         IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   15      Tandem            SJ44 MSWSCM-Central (DELPHI)           IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   16      Tandem            SA05 DSM/TC Dist. Sys Mgmt-Tape        IBM     IBM     TBD     no
                             Catalog
---------------------------------------------------------------------------------------------------
   17      Tandem            SA25 Security Event Exit (SEE)         IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   18      Tandem            SH80 Tim Kit For PC and Compatible     IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   19      Tandem            SJ80 Peer Networks Subagent Toolkit    IBM     IBM     TBD     no
---------------------------------------------------------------------------------------------------
   20      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------
   21      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------
   22      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      DEC ALPHA 8400 MEC #1
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      DEC               QA-MT4AA-H8 DEC UNIX Digital Alpha     IBM     IBM     IBM     no
                             Operating System Version 4.0B,
                             Licensed Binaries and documentation
                             on compact disk
---------------------------------------------------------------------------------------------------
    2      DEC               QB-5RYAQ-AA Storageworks software      IBM     IBM     IBM     no
                             plus package
---------------------------------------------------------------------------------------------------
    3      DEC               Digital UNIX base Advsvr license       IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------
    4      DEC               Digital UNIX unlimited user license,   IBM     IBM     IBM     no
                             server extension license
---------------------------------------------------------------------------------------------------
    5      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule B                                  2
                                 April 30, 1999

---------------------------------------------------------------------------------------------------
                                DEC ALPHA 8400 MEC #2, #3, #4, #5
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      DEC               DEC UNIX Digital Alpha Operating       IBM     IBM     IBM     no
                             System Version 4.0B
---------------------------------------------------------------------------------------------------
    2      DEC               QB-5RYAQ-AA Storageworks Software      IBM     IBM     IBM     no
                             plus package
---------------------------------------------------------------------------------------------------
    3      DEC               Digital UNIX base Advsvr license       IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------
    4      DEC               Digital UNIX unlimited user license,   IBM     IBM     IBM     no
                             server extension license
---------------------------------------------------------------------------------------------------
    5      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                         DEC ALPHA 4100 AUDIT SERVER #1, AUDIT SERVER #2
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      DEC               DEC UNIX Digital UNIX version 4.0B     IBM     IBM     IBM     no
                             unlimited UNIX license, Serverworks
---------------------------------------------------------------------------------------------------
    2      DEC               QB-5JCAB-SA Storageworks Raid Array    IBM     IBM     IBM     no
                             Controller software 450 V5.1
---------------------------------------------------------------------------------------------------
    3      DEC               QB-5RYAG-AA Storageworks Software      IBM     IBM     IBM     no
                             Plus Package
---------------------------------------------------------------------------------------------------
    4      DEC               QB-05SAG-AA Trucluster avail. Server   IBM     IBM     IBM     no
                             for Digital UNIX Alpha (License and
                             Kit)
---------------------------------------------------------------------------------------------------
    5      DEC               QL-05SAB-AA Trucluster avail. Server   IBM     IBM     IBM     no
                             for Digital UNIX Alpha (Traditional
                             license)
---------------------------------------------------------------------------------------------------
    6      DEC               QA-05SAA-GZ Trucluster avail. Server   IBM     IBM     IBM     no
                             for Digital UNIX Alpha (Doc. Kit)
---------------------------------------------------------------------------------------------------
    7      DEC               QL-04UAL-3B Polycenter Network Save    IBM     IBM     IBM     no
                             and Restore (NSR) Jukebox 1
---------------------------------------------------------------------------------------------------
    8      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                             DEC ALPHA 4100 DISTRIBUTION SERVER #1, #2
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      DEC               DEC UNIX Digital UNIX version 4.0B     IBM     IBM     IBM     no
                             unlimited UNIX license, Serverworks
---------------------------------------------------------------------------------------------------
    2      DEC               QA-054AA-H8 UNIX Software Library      IBM     IBM     IBM     no
                             LP's cdrom
---------------------------------------------------------------------------------------------------
    3      DEC               QB- 5RYAG-AA Storageworks Software     IBM     IBM     IBM     no
                             Plus Package
---------------------------------------------------------------------------------------------------
    4      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule B                                  3
                                 April 30, 1999

---------------------------------------------------------------------------------------------------
                            DEC ALPHA 4100 DISTRIBUTION SERVER #3, #4
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      DEC               DEC UNIX Digital UNIX version 4.0B     IBM     IBM     IBM     no
                             unlimited UNIX license, Serverworks
---------------------------------------------------------------------------------------------------
    2      DEC               QA-054AA-H8 UNIX Software Library      IBM     IBM     IBM     no
                             LP's cdrom
---------------------------------------------------------------------------------------------------
    3      DEC               Q8-5RYAG-AA Storage works Software     IBM     IBM     IBM     no
                             Plus Package
---------------------------------------------------------------------------------------------------
    4      *                 *                                      IBM     IBM     IBM     no
---------------------------------------------------------------------------------------------------

*

---------------------------------------------------------------------------------------------------
                                 OEM NETWORK MANAGEMENT SOFTWARE
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      Cisco Systems     IBM CISCO 2514 Firewall Routers -      IBM     IBM     IBM     no
           Inc.              Version 11.0(10)C
---------------------------------------------------------------------------------------------------


*

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule B                                  4
                                 April 30, 1999

B.2  SYSTEMS SOFTWARE SUPPLIED BY OTI

---------------------------------------------------------------------------------------------------
                                    TANDEM K20012 PRODUCTION
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      *                 *                                      OTI     OTI     OTI     no
---------------------------------------------------------------------------------------------------
    2      *                 *                                      OTI     OTI     OTI     no
---------------------------------------------------------------------------------------------------
    3      Compaq            Non-stop Support Access for            IBM     OTI     OTI     OTI
                             Networking
---------------------------------------------------------------------------------------------------
    4      Shareware         Network Time Protocol (shareware       IBM     OTI     OTI     OTI
                             modified by OTI)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                          TANDEM K20004
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      *                 *                                      OTI     OTI     OTI     no
---------------------------------------------------------------------------------------------------
    2      *                 *                                      OTI     OTI     OTI     no
---------------------------------------------------------------------------------------------------
    3      Compaq            Non-stop Support Access for            IBM     OTI     OTI     OTI
                             Networking
---------------------------------------------------------------------------------------------------
    4      Shareware         Network Time Protocol (shareware       IBM     OTI     OTI     OTI
                             modified by OTI)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                  OTI NETWORK CONTROL EQUIPMENT
---------------------------------------------------------------------------------------------------
                                                                            RESPONSIBILITY
---------------------------------------------------------------------------------------------------
ITEM NO.        VENDOR             SOFTWARE NAME/DESCRIPTION        OPER    FIN     MAINT   DEV
---------------------------------------------------------------------------------------------------
    1      Cisco Systems     Cisco Catalyst Model 5513 - Software   IBM     OTI     OTI     no
           Inc.              Version 2.4(3) for switch and
                             11.2(7)P for the RSM blades
---------------------------------------------------------------------------------------------------
    2      Cisco Systems     Cisco Local Director - Software        IBM     OTI     OTI     no
           Inc.              Version 1.6.3
---------------------------------------------------------------------------------------------------


Notes:

1 "Oper" means Systems/Operations Responsibilities, as defined in Schedule E, for the System Software listed in this Schedule.

2 "Fin" means financial responsibility for License fees, maintenance charges, and any other related charges for the System Software listed in this Schedule.

3 "Maint" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the System Software listed in this Schedule.

4 "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Systems Software listed in this Schedule.

"TBD" means to be determined, the maintenance responsibility (financial charge) has not been included in the Services at this time.

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule B                                  5
                                 April 30, 1999

"OTI" means OptiMark Technologies Inc.



                                   Schedule B                                  6
                                 April 30, 1999

                                   SCHEDULE C

                            OTI MACHINES OWNED/LEASED

This Schedule lists the Machines that OTI owns, leases or rents and which IBM "requires in order to provide the processing Services" under this Agreement.

---------------------------------------------------------------------------------------------------
                                        NETWORK EQUIPMENT
---------------------------------------------------------------------------------------------------
 ITEM NO.       MACHINE TYPE      MACHINE MODEL    MACHINE S/N     MACHINE LOCATION      NOTES
---------------------------------------------------------------------------------------------------
    1       Cisco Catalyst 5000   Model 5513            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    2       Cisco Catalyst 5000   Model 5513            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    3       Cisco Local Director                        *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    4       Cisco Local Director                        *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    5       Cisco 7500 Router     Model 7507            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    6       Cisco 7500 Router     Model 7507            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    7       Cisco 7500 Router     Model 7507            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    8       Cisco 7500 Router     Model 7507            *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    9       Tellabs 8003 Power    Model 81-8003         *         IBM Data Center          *
            Rack Supply
---------------------------------------------------------------------------------------------------
    10      Telect Patch Panel                                    IBM Data Center          *
---------------------------------------------------------------------------------------------------
    11      Telco Modem Rack                                      IBM Data Center          *
---------------------------------------------------------------------------------------------------
    12      ADC Kentrox Power                           *         IBM Data Center          *
            72071
---------------------------------------------------------------------------------------------------
    13      Orion 4000/5                                *         IBM Data Center          *
            Broadband Access MUX
---------------------------------------------------------------------------------------------------
    14                            OR4K-MISC B-T         *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    15                            OR4K-DS1              *         IBM Data Center          *
---------------------------------------------------------------------------------------------------
    16      Motorola Modem        DDDS/MR64                       IBM Data Center          *
---------------------------------------------------------------------------------------------------
    17      Tellabs 8003 Power    Model 81-8003         *         IBM Data Center          *
            Rack Supply
---------------------------------------------------------------------------------------------------
    18      Telect Patch Panel                                    IBM Data Center          *
---------------------------------------------------------------------------------------------------
    19      Telco Modem Rack                                      IBM Data Center          *
---------------------------------------------------------------------------------------------------
    20      ADC Kentrox Power                           *         IBM Data Center          *
            72071
---------------------------------------------------------------------------------------------------

---------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule C                                  1
                                 April 30, 1999




       21      Orion 4000/5 Broadband Access MUX                             *              IBM Data Center                   *
       22                                          OR4K-MISC B-T             *              IBM Data Center                   *
       23                                          OR4K-DS1                  *              IBM Data Center                   *
       24      Motorola Modem                      DDDS/MR64                                IBM Data Center                   *
       25      Argus RSM Rectifier                                           *              IBM Data Center                   *
       26      Westell DS1 Mounting Rack           31M1-19                                  IBM Data Center                   *
       27      Tehtec Rectifier (Bell Telco)                                                IBM Data Center                   *
       28      Bell Modem Rack (T1)                                                         IBM Data Center                   *
       29      Bell Model Rack T1)                                                          IBM Data Center                   *
       30      Mactel FOTS-412                                                              IBM Data Center                   *



OptiMark Equipment List

*           [7 pages of descriptions]


-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule C
                                 April 30, 1999

                                   SCHEDULE D

                      SERVICES MACHINES OWNED/LEASED BY IBM

This Schedule lists the Machines that IBM owns, leases or rents that are located in the Data Center and are "required by IBM to provide the processing Services" under this Agreement.


------------------------------------------------------------------------------------------------------------------------------
                          MIDRANGE
------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.             MACHINE TYPE           MACHINE MODEL     MACHINE S/N             MACHINE LOCATION          NOTES
------------------------------------------------------------------------------------------------------------------------------
        1            Tandem                    K20004                *                  IBM Data Center         see
                                                                                                                configuration
                                                                                                                below
------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                             Equipment      Location
Vendor/Model (Feature Code)                                      Quantity             Provider      Provider
---------------------------                                      --------            ---------      --------

Tandem         K20000 SERVER PKG, 4 PROC, 128MB EACH                 1                  IBM           IBM
ES24-256       SUBST, K20000,256MB FOR 128MB,SINGLE                  4                  IBM           IBM
7177D          DEL,CAB,MF-8 I/O,K10K/K20K PKG SYS                    1                  IBM           IBM
3615-0S        CNTRLR,HI-PERF,E-NET,W/O TRANS                        4                  IBM           IBM
7907-4         CAB,MULTICHANNEL O, 4 CHANNEL PAIRS                   1                  IBM           IBM
7159           PEDESTAL, MSS,FOR 455MOD                              1                  IBM           IBM
7158           FRAME,MSS,FOR 455MOD                                  1                  IBM           IBM
455MOD8        DISK MODULE, 8 SLOT                                   2                  IBM           IBM
4571-16        4GB DISK CRU 16 PACK                                  1                  IBM           IBM
3129           CONTROLLER,DISK,FOR 455MOD                            4                  IBM           IBM
F9-50          SUBST,F/O CBL,1 X 50M FOR 1 X 10M                     5                  IBM           IBM
7155           POWER STRIP,4 WAY, 60HZ 220V,W/4500                   2                  IBM           IBM
5175           TAPE DRIVE,1600/6250 BPI,MODULAR SYS                  1                  IBM           IBM
3214           CONTROLLER,TAPE,DEDICATED,COPPER                      1                  IBM           IBM
517-050        SUBST,CBL,50'- FOR DEF,516X/517X,5410                 1                  IBM           IBM
3216           CONTROLLER,FIBRE OPTIC,519X                           1                  IBM           IBM
5196ACL        TAPE,SUBSYS,CARTRIDGE IN MOSAIC,ACL                   1                  IBM           IBM
5194ACL        TAPE,SUBSYS,CARTRIDGE CRU WTH ACL                     1                  IBM           IBM
3606-1         CNTRLR COMM, 16 LINE ASYNC W/RS-232                   1                  IBM           IBM
3605-1         CONTRLR COMM, 4 LINE SYNC W/RS-232                    1                  IBM           IBM
3601           CNTRLR,LINE PRINTER/UNIV INTERFACE                    1                  IBM           IBM
KC14           STANDARD SYSTEM CONSOLE 15" MON                       1                  IBM           IBM
361-0S         SUBST, 3615-0 FOR 3615-1                              1                  IBM           IBM
517-010W       CBL,COPPER,516X/517X,5410,10'                         1                  IBM           IBM
------------------------------------------------------------------------------------------------------------------------------



-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                           MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.         MACHINE TYPE         MACHINE MODEL           MACHINE S/N              MACHINE LOCATION            NOTES
---------------------------------------------------------------------------------------------------------------------------------
        2           Tandem               K20012 OPS                    *                IBM Data Center            see
                                                                                                                   configuration
                                                                                                                   below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                         Equipment           Location
Vendor/Model (Feature Code)                                        Quantity      Provider            Provider
---------------------------                                        --------      ---------           --------

Tandem         K20000 SERVER PKG, 12 PROC, 128MB EACH                        1            IBM                 IBM
ES24-256       SUBST, K20000,256MB FOR 128MB,SINGLE                         12            IBM                 IBM
7177D          DEL,CAB,MF-8 I/O,K10K/K20K PKG SYS                            1            IBM                 IBM
3615-0         CNTRLR,HI-PERF,E-NET,W/O TRANS                                7            IBM                 IBM
7907-4         CAB,MULTICHANNEL I/O, 4 CHANNELPAIRS                          2            IBM                 IBM
7907-2         CAB MULTICHANNEL I/O                                          2            IBM                 IBM
7159           PEDESTAL, MSS,FOR 455MOD                                      6            IBM                 IBM
7158           FRAME,MSS,FOR 455MOD                                          1            IBM                 IBM
455MOD8        DISK MODULE, 8 SLOT                                           6            IBM                 IBM
4571-16        4GB DISK CRU 16 PACK                                         12            IBM                 IBM
3129           CONTROLLER, DISK,FOR 455MOD                                  12            IBM                 IBM
F9-50          SUBST,F/O CBL,1 X 50M FOR 1 X 10M                             6            IBM                 IBM
7155           POWER STRIP,4 WAY, 60HZ 220V,W/4500                           1            IBM                 IBM
5175           TAPE DRIVE,1600/6250 BPI,MODULAR SYS                          1            IBM                 IBM
3214           CONTROLLER,TAPE,DEDICATED,COPPER                              1            IBM                 IBM
517-050        SUBST,CBL,50' FOR DEF,516X/517X,5410                          1            IBM                 IBM
3216           CONTROLLER,FIBRE OPTIC,519X                                   1            IBM                 IBM
5196ACL        TAPE,SUBSYS,CARTRIDGE IN MOSAIC,ACL                           1            IBM                 IBM
5194ACL        TAPE,SUBSYS,CARTRIDGE CRU WTH ACL                             1            IBM                 IBM
3606-1         CNTRLR COMM, 16 LINE ASYNC W/RS-232                           1            IBM                 IBM
3605-1         CONTRLR COMM, 4 LINE SYNC W/RS-232                            1            IBM                 IBM
3601           CNTRLR,LINE PRINTER/UNIV INTERFACE                            1            IBM                 IBM
KC14           STANDARD SYSTEM CONSOLE 15" MON                               1            IBM                 IBM
361-0S         SUBST, 3615-0 FOR 3615-1                                      1            IBM                 IBM
517-010W       CBL,COPPER,516X/517X,5410,10'                                 1            IBM                 IBM
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999


----------------------------------------------------------------------------------------------------------------------------------
                                                                 MIDRANGE
----------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.         MACHINE TYPE              MACHINE MODEL     MACHINE S/N              MACHINE LOCATION               NOTES
----------------------------------------------------------------------------------------------------------------------------------
        3        DEC Alpha 8400 MEC #1    DA-292FF-CA                *              IBM Data Center                  see
                                                                                                                     configuration
                                                                                                                     below
----------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                             Equipment             Location
Vendor/Model (Feature Code)                                           Quantity        Provider             Provider
---------------------------                                           --------       ---------             --------

Dec Cabinet # 1 (Alpha 8400)
----------------------------

DA-292FF-CA ALPHASERVER 8400/8500 5/625
     DUAL PROC. SYSTEM                                                    1             IBM                   IBM
756P2-AX ALPHASERVER 8000 DUAL PROCESSOR
     5/625 SMP UPGRADE                                                    6             IBM                   IBM
DWLPB-AA 12 SLOT PCI PLUG IN UNIT:
     ALPHASERVER 8400 MAIN CAB.                                           1             IBM                   IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                          3             IBM                   IBM
BN21K-03 SCSI-3 3 METER STANDARD "P"
     CABLE-68 CONDUCTORS                                                  1             IBM                   IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                               2             IBM                   IBM
TLZ09-VA 4/8 GB 4MM SCSI DAT TAPE DRIVE,
     SBB                                                                  1             IBM                   IBM
VT510-AA PC TEXT TERMINAL, SINGLE
     SESSION, MONOCHROME                                                  1             IBM                   IBM
LK47W-A2 PS/2 STYLE KEYBOARD                                              1             IBM                   IBM
BA35X-HG 150-W 48-V DC INPUT POWER SUPPLY                                 2             IBM                   IBM
H7263-AC 3 PHASE POWER REGULATOR W/O
     BATTERY B/U FEATURE                                                  2             IBM                   IBM
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                    MIDRANGE
----------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.        MACHINE TYPE                MACHINE MODEL       MACHINE S/N            MACHINE LOCATION            NOTES
----------------------------------------------------------------------------------------------------------------------------------
        4       DEC Alpha 8400 MEC # 2      DA-292FF-CA                  *               IBM Data Center             see
                                                                                                                     configuration
                                                                                                                     below
----------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                           Equipment             Location
Vendor/Model (Feature Code)                                           Quantity      Provider             Provider
---------------------------                                           --------      --------             ---------

Dec Cabinet # 2 (Alpha 8400)
----------------------------

DA-292FF-CA ALPHASERVER 8400/8500 5/625
     DUAL PROC. SYSTEM                                                    1           IBM                  IBM
756P2-AX ALPHASERVER 8000 DUAL PROCESSOR
     5/625 SMP UPGRADE                                                    6           IBM                  IBM
DWLPB-AA 12 SLOT PCI PLUG IN UNIT:
     ALPHASERVER 8400 MAIN CAB.                                           1           IBM                  IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                          3           IBM                  IBM
BN21K-03 SCSI-3 3 METER STANDARD "P"
     CABLE-68 CONDUCTORS                                                  1           IBM                  IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                               2           IBM                  IBM
TLZ09-VA 4/8 GB 4MM SCSI DAT TAPE DRIVE,
     SBB                                                                  1           IBM                  IBM
VT510-AA PCTEXT TERMINAL, SINGLE
     SESSION, MONOCHROME                                                  1           IBM                  IBM
LK47W-A2 PS/2 STYLE KEYBOARD                                              1           IBM                  IBM
BA35X-HG 150-W 48-V DC INPUT POWER SUPPLY                                 2           IBM                  IBM
H7263-AC 3 PHASE POWER REGULATOR W/O
     BATTERY B/U FEATURE                                                  2           IBM                  IBM
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.          MACHINE TYPE             MACHINE MODEL            MACHINE S/N        MACHINE LOCATION            NOTES
---------------------------------------------------------------------------------------------------------------------------------
        5         DEC Alpha 8400 MEC # 3    DA-292FF-CA                      *          IBM Data Center             see
                                                                                                                    configuration
                                                                                                                    below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                                Equipment          Location
Vendor Model (Feature Code)                                                 Quantity     Provider          Provider
---------------------------                                                 --------    ----------         --------

Dec Cabinet # 3 (Alpha 8400)
----------------------------

DA-292FF-CA ALPHASERVER 8400/8500 5/625
     DUAL PROC. SYSTEM                                                          1          IBM                IBM
756P2-AX ALPHASERVER 8000 DUAL PROCESSOR
     5/625 SMP UPGRADE                                                          6          IBM                IBM
DWLPB-AA 12 SLOT PCI PLUG IN UNIT:
     ALPHASERVER 8400 MAIN CAB.                                                 1          IBM                IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                                3          IBM                IBM
BN21K-03 SCSI-3 3 METER STANDARD "P"
     CABLE-68 CONDUCTORS                                                        1          IBM                IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                                     2          IBM                IBM
TLZ09-VA 4/8 GB 4MM SCSI DAT TAPE DRIVE,
     SBB                                                                        1          IBM                IBM
VT510-AA PCTEXT TERMINAL, SINGLE
     SESSION, MONOCHROME                                                        1          IBM                IBM
LK47W-A2 PS/2 STYLE KEYBOARD                                                    1          IBM                IBM
BA35X-HG 150-W 48-V DC INPUT POWER SUPPLY                                       2          IBM                IBM
H7263-AC 3 PHASE POWER REGULATOR W/O
     BATTERY B/U FEATURE                                                        2          IBM                IBM
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999


---------------------------------------------------------------------------------------------------------------------------------
                                                            MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.      MACHINE TYPE              MACHINE MODEL        MACHINE S/N               MACHINE LOCATION           NOTES
---------------------------------------------------------------------------------------------------------------------------------
        6      DEC Alpha 8400 MEC # 4     DA-292FF-CA                *             IBM Data Center                  see
                                                                                                                    configuration
                                                                                                                    below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                          Equipment             Location
Vendor/Model (Feature Code)                                       Quantity         Provider             Provider
---------------------------                                       --------        ---------             ---------

Dec Cabinet # 4 (Alpha 8400)
----------------------------

DA-292FF-CA ALPHASERVER 8400/8500 5/625
     DUAL PROC. SYSTEM                                                1              IBM                   IBM
756P2-AX ALPHASERVER 8000 DUAL PROCESSOR
     5/625 SMP UPGRADE                                                6              IBM                   IBM
DWLPB-AA 12 SLOT PCI PLUG IN UNIT:
     ALPHASERVER 8400 MAIN CAB.                                       1              IBM                   IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                      3              IBM                   IBM
BN21K-03 SCSI-3 3 METER STANDARD "P"
     CABLE-68 CONDUCTORS                                              1              IBM                   IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                           2              IBM                   IBM
TLZ09-VA 4/8 GB 4MM SCSI DAT TAPE DRIVE,
     SBB                                                              1              IBM                   IBM
VT510-AA PC TEXT TERMINAL, SINGLE
     SESSION, MONOCHROME                                              1              IBM                   IBM
LK47W-A2 PS/2 STYLE KEYBOARD                                          1              IBM                   IBM
BA35X-HG 150-W 48-V DC INPUT POWER SUPPLY                             2              IBM                   IBM
H7263-AC 3 PHASE POWER REGULATOR W/O
     BATTERY B/U FEATURE                                              2              IBM                   IBM
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.


                                   Schedule D
                                 April 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                             MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.       MACHINE TYPE             MACHINE MODEL        MACHINE S/N           MACHINE LOCATION                 NOTES
---------------------------------------------------------------------------------------------------------------------------------
        7      DEC Alpha 8400 MEC # 5     DA-292FF-CA                 *             IBM Data Center                 see
                                                                                                                    configuration
                                                                                                                    below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                           Equipment             Location
Vendor/Model (Feature Code)                                        Quantity         Provider             Provider
---------------------------                                        --------        ---------             --------

Dec Cabinet # 5 (Alpha 8400)
----------------------------

DA-292FF-CA ALPHASERVER 8400/8500 5/625
     DUAL PROC. SYSTEM                                                 1              IBM                   IBM
756P2-AX ALPHASERVER 8000 DUAL PROCESSOR
     5/625 SMP UPGRADE                                                 6              IBM                   IBM
DWLPB-AA 12 SLOT PCI PLUG IN UNIT:
   ALPHASERVER 8400 MAIN CAB.                                          1              IBM                   IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                       3              IBM                   IBM
BN21K-03 SCSI-3 3 METER STANDARD "P"
  CABLE-68 CONDUCTORS                                                  1              IBM                   IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                            2              IBM                   IBM
TLZ09-VA 4/8 GB 4MM SCSI DAT TAPE DRIVE,
     SBB                                                               1              IBM                   IBM
VT510-AA PCTEXT TERMINAL, SINGLE
     SESSION, MONOCHROME                                               1              IBM                   IBM
LK47W-A2 PS/2 STYLE KEYBOARD                                           1              IBM                   IBM
BA35X-HG 150-W 48-V DC INPUT POWER SUPPLY                              2              IBM                   IBM
H7263-AC 3 PHASE POWER REGULATOR W/O

     BATTERY B/U FEATURE                                               2              IBM                   IBM
------------------------------------------------------------------------------- -------------------------------------------------



-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.



                                   Schedule D
                                 April 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                              MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.        MACHINE TYPE             MACHINE MODEL         MACHINE S/N             MACHINE LOCATION          NOTES
---------------------------------------------------------------------------------------------------------------------------------
        8       DEC Alpha 4100  X#2        DA-51-JAB-EB                   *               IBM Data Center           see
                Audit Server # 1, #2                                                                                configuration
                                                                                                                    below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                            Equipment            Location
Vendor/Model (Feature Code)                                          Quantity       Provider             Provider
---------------------------                                          --------       ---------            --------

Dec Cabinet # 6 (Alpha 4100)
----------------------------

DA-51JAB-EB ALPHASERVER 4100 5/466 DRAWER -
     DIGITAL UNIX                                                        2             IBM                  IBM
H9A10 EL ALHPASERVER 4000/4100 RETMA
     CABINET                                                             1             IBM                  IBM
CK-BA30A-BA RM KIT FOR ALPHASERVER 4100                                  2             IBM                  IBM
KN304-DB ALPHA 4100/4000 466 MHZ DIGITAL
  UNIX SMP UPGRADE                                                       6             IBM                  IBM
H7291-AA AS4XXX 450 WATT POWER SUPPLY                                    2             IBM                  IBM
DE500-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                              2             IBM                  IBM
SN-VRCX5-WA 15"AUTO-SCANNING COLOR
     MONITOR                                                             2             IBM                  IBM
BA36R-RA STORAGEWORKS SHELF/RETMA 7
     DEVICE                                                              4             IBM                  IBM
BN21H-02 2 METER CABLE (SCSI-2 HIGH DENSITY)                             4             IBM                  IBM
BA35X-HF UNIVERSAL AC POWER SUPPLY (150 W)                               6             IBM                  IBM
HSZ52-AF STORAGEWORKS 64MB DUAL SCSI
     ARRAY CONTROLLERS                                                   1             IBM                  IBM
BA35R-MR RACKMOUNT BA35R-MA, STORAGE
     CONTROLLER SHELF                                                    1             IBM                  IBM
KZPSA-BB STORAGE PCI HOST BUS ADAPTER
     (FWD)                                                               2             IBM                  IBM
DS-RZ1CB-VW ULTRASCSI DISK DRIVE                                        25             IBM                  IBM
H879-AA SCSI-3 TERMINATOR 68 PIN MALE
     CONNECTOR                                                           2             IBM                  IBM
BA35X-ME ACTIVE TERMINATOR, 16-BIT, SCSI-2
     FOR BA346/BA345                                                     1             IBM                  IBM
BN21K-02 SCSI-3 2.0 METER STANDARD 'P"
     CABLE-68 CONDUCTORS                                                 2             IBM                  IBM
TZ885-NT 100-GB SCSI TAPE SUBSYSTEM FIVE
     CARTRIDGE LOADER                                                    2             IBM                  IBM
TK875-MA MAGAZINE FOR FIVE CARTRIDGE DLT
     LOADER                                                              2             IBM                  IBM
KZPDA-AA DIGITAL FAST, WIDE, SINGLE-ENDED
     SCSI CONTROLLER                                                     2             IBM                  IBM
B21M-05 CABLE, SCSI-2 5.0 M ADAPTER "A", 50
     CONDUCTORS                                                          2             IBM                  IBM
2T-H7085-BC 4 PORT TABLETOP MASTER
     CONSOLE                                                             1             IBM                  IBM
2T-H7085-20, 20' SPLIT VGA CABLE                                         2             IBM                  IBM
2T-H7085-10, 10' SPLIT VGA CABLE                                         1             IBM                  IBM
DSRVZ-MC DECSIERVER 900TM ACCESS SERVER                                  1             IBM                  IBM
DEHUA-CA SINGLE SLOT DECHUB - ETHERNET
     WITH AUI CONNECTOR                                                  1             IBM                  IBM
H0345-AA 2MG FLASH CARD                                                  1             IBM                  IBM
20-41141-05 SIMM 1 QUAD CAS 9 CHIPS 80 NS                                1             IBM                  IBM
BN25G-03 CABLE ASSEMBLY, 3 METER                                         9             IBM                  IBM
LN17N-CA.LN17PS LASER PRINTER                                            1             IBM                  IBM
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.



                                   Schedule D
                                 April 30, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                     MIDRANGE
----------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.         MACHINE TYPE                  MACHINE MODEL       MACHINE S/N           MACHINE LOCATION         NOTES
----------------------------------------------------------------------------------------------------------------------------------
       9         DEC Alpha 4100  X 2           DA-51-JAB-EB                  *             IBM Data Center           see
                 Distribution Server # 1,                                                                            configuration
                 # 2                                                                                                 below
----------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                                 Equipment      Location
Model/Feature Code                                                       Quantity        Provider       Provider
-------------------                                                      --------        ---------      --------

Dec Cabinet # 7 (Alpha 4100)
----------------------------

DA-51JAB-EB ALPHASERVER 4100 5/466 DRAWER -
     DIGITAL UNIX                                                            2              IBM            IBM
H9A10-EL ALHPASERVER 4000/4100 RETMA
     CABINET                                                                 1              IBM            IBM
BA35X-HF UNIVERSAL AC POWER SUPPLY                                           1              IBM            IBM
TLZ09 4MM DAT TAPE DRIVE 4/8 GB                                              2              IBM            IBM
CK-BA30A-BA RM KIT FOR ALPHASERVER 4100                                      2              IBM            IBM
KN304-DB ALPH 4100/4000 466 MHZ DIGITAL UNIX
     SMP UPGRADE                                                             6              IBM            IBM
H7291-AA AS4XXX 450 WATT POWER SUPPLY                                        2              IBM            IBM
DE600-AA FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                                  2              IBM            IBM
SN-VRCX5-WA 15' AUTO-SCANNING COLOR
     MONITOR                                                                 2              IBM            IBM
DWZZB-VW SCSI-2 CONVERTER, 16 BIT, 20 MB, 68
     PIN "P" CONNECTOR                                                       5              IBM            IBM
BN27S-03 POWER CORD 3 METERS                                                 8              IBM            IBM
BA36R-RA STORAGEWORKS SHELF/RETMA 7
     DEVICE                                                                  2              IBM            IBM
BN21 N-02 2 METER CABLE (SCSI-2 HIGH
     DENSITY), "A" CABLE                                                     4              IBM            IBM
BA35X-ME ACTIVE TERMINATOR, 16 BIT, SCSI-2
     FOR BA346/BA356                                                         1              IBM            IBM
DS-RZICB-VW ULTRASCSI DISK DRIVE                                             7              IBM            IBM
BA35X-MG 8-BIT I/O MODULE FOR BA356 SHELF                                    4              IBM            IBM
KZPAA-AA PCI TO SCSI HOST BUS ADPATER                                        2              IBM            IBM
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.



                                   Schedule D
                                 April 30, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                             MIDRANGE
---------------------------------------------------------------------------------------------------------------------------------
    ITEM NO.       MACHINE TYPE                MACHINE MODEL      MACHINE S/N          MACHINE LOCATION               NOTES
---------------------------------------------------------------------------------------------------------------------------------
        10     DEC Alpha 4100  X 2         DA-51-JAB-EB               *            IBM Data Center                  see
               Distribution Server # 3,                                                                             configuration
               # 4                                                                                                  below
---------------------------------------------------------------------------------------------------------------------------------

Hardware                                                                              Equipment      Location
Model/Feature Code                                                 Quantity           Provider       Provider
-------------------                                                --------           ---------      --------

Dec Cabinet # 8 (Alpha 4100)
----------------------------

DA-51 KAC-EB, ALPHASERVER 4100 5/533
     DRAWER - DIGITAL UNIX                                                  2                 IBM           IBM
H9A10-EF, CABINET, 1.7M X 600MM X 900MM                                     1                 IBM           IBM
CK-BA30A-BA, RM KIT FOR ALPHASERVER 4100                                    2                 IBM           IBM
KN305-DB, ALPHASERVER 4100/4000 533 MHZ SMP
     UPGRADE                                                                6                 IBM           IBM
H7291-AA, AS4XXX 450 WATT POWER SUPPLY                                      4                 IBM           IBM
DE500-AA, FAST ETHERWORKS PCI 10/100
     NETWORK INTERFACE CARD                                                 4                 IBM           IBM
BA36R-RD, ASVR 4X00 ULTRA SCSI
     STORAGEWORKS SHELF                                                     2                 IBM           IBM
CK-BA35X-HH, RH ULTRA SCSI SHELF POWER
     SUPPLY                                                                 2                 IBM           IBM
BN38C-02, ULTRA 68VHD/6HD 2M CABLE                                          2                 IBM           IBM
TLZ09-VA, 8 GB MM SCSI DAT TAPE DRIVE                                       2                 IBM           IBM
TLZ07-CB, FIVE-PAK DAT TAPE CARTRIDGES,
     4MM                                                                    6                 IBM           IBM
DS-RZ1,CB-VW ULTRASCSI DISK DRIVE                                           6                 IBM           IBM
BN21N-02, SGSI-2 2.0 M "A" CABLE                                            2                 IBM           IBM
KZPAA-AA, PCI TO SCSI HOST BUS ADAPTER                                      2                 IBM           IBM
BX35X-ME, ACTIVE TERMINATOR                                                 1                 IBM           IBM
BA36R-RA, STORAGEWORKS SHELF/RETMA 7
     DEVICE SHELF                                                           1                 IBM           IBM
2T-H7086-BC, 4 PORT TABLE TOP MASTER
     CONSOLE SWITCH                                                         1                 IBM           IBM
2T-H7085-20, 20' SPLIT VGA CABLE                                            2                 IBM           IBM
---------------------------------------------------------------------------------------------------------------------------------

*




-------------------------------
* This confidential portion has been omitted and file separtely with the Commision.



                                   Schedule D
                                 April 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                          NETWORK EQUIPMENT
---------------------------------------------------------- ------------------------------------------------------------------------
    ITEM NO.       MACHINE TYPE                 MACHINE MODEL         MACHINE S/N      MACHINE LOCATION          NOTES
-----------------------------------------------------------------------------------------------------------------------------------
        1         True Time                   Model 600-301               *           IBM Data Center              *
-----------------------------------------------------------------------------------------------------------------------------------

Model 600-301-NTS-100 Network Time Server
FOL-100 Fiber Optic Antenna Link
Model # 144-692 Fiber Optic Link, Serial # 97191896
-----------------------------------------------------------------------------------------------------------------------------------
        2          True Time                  Model 699-401               *           IBM Data Center              *
-----------------------------------------------------------------------------------------------------------------------------------
Model 600-401 Network Time Server
Model 150 MAU-T-10BaseT Option
-----------------------------------------------------------------------------------------------------------------------------------
        3          True Time                                                          IBM Data Center      IBM provides maintenance
-----------------------------------------------------------------------------------------------------------------------------------
Model 140-014-TNC Lightning Arrestor
Model 151-160 12VDC power supply
Model 142-401 Antenna Down converter
Model 600-301DI Down converter infrastructure
-----------------------------------------------------------------------------------------------------------------------------------
        4          Lynx Com Cabinet                                                   IBM Data Center
-----------------------------------------------------------------------------------------------------------------------------------
Communications cabinet (x15), Shelf (x15)
-----------------------------------------------------------------------------------------------------------------------------------
        5          Cisco 2500 Router          Model 2514                  *           IBM Data Center      IBM provides maintenance
------------------------------------------------------------------------------------------------------------------------ ----------
        6          Cisco 2500 Router          Model 2514                  *           IBM Data Center      IBM provides maintenance
-----------------------------------------------------------------------------------------------------------------------------------
        7          IBM 8224-002 16 port hub   Model 002                   *           IBM Data Center              *
-----------------------------------------------------------------------------------------------------------------------------------
        8          IBM 8224-002 16 port hub   Model 002                   *           IBM Data Center              *
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------
* This confidential portion as been omitted and filed separately with the Commission.


                                   Schedule D
                                 April 30, 1999

                                   SCHEDULE E

                      SUPPORT SERVICES AND SERVICE LEVELS

SECTION E-1

SUPPORT SERVICES

1.0         INTRODUCTION

This Section E-1 describes the duties and responsibilities of IBM and OTI related to IBM's provision of the Services. IBM will provide the Services in accordance with the Service Levels, the descriptions contained in this Schedule E and the Procedures Manual. OTI will support IBM's preliminary provision of the Services by performing OTI's duties and responsibilities in accordance with the descriptions contained in this Schedule E and the Procedures Manual. Until the Service Levels are established and the Procedures Manual is completed, the Parties will support the Services in accordance with the informal Service criteria existing as of the Commencement Date and their respective responsibilities as described herein. All capitalized terms used but not defined in this Schedule E shall have the meanings given them in the Agreement and its Schedules.

IBM will implement a process that will provide a framework for the management and implementation of additional work requests in the IBM/OTI environment. This methodology, called the Change Order Process, is the process to be utilized by IBM and OTI to request, evaluate, prepare proposals and approve additional or New Services. Any approved Change Orders will result in an amendment to Schedule E via the Change Order Process.

2.0         DEFINITIONS

The following terms will be used in this Schedule:

Production means the state when OTI is providing services to a substantial portion of its commercial customer base via the required configuration of Machines and Software.

Non-Operational means Production Machines and Software are not available for production use by OTI's End Users, commercial customer base and OTI internal users.

Wan means the physical infrastructure (communication components and data circuits) that connect all OTI End Users, commercial customer base and OTI internal users, to the IBM Data Center via the 4 x Cisco 7507 routers as listed in Schedule C and Exhibit E-2, Lan Services Responsibilities Matrix - Appendix N1.

For the purposes of this Schedule E, Launch Day means OTI's target date of January 25, 1999.

Significant Change means the introduction of any new Service or change that may have an impact on End Users, Service Levels, access to the Machines or their operation, except for normal production problem fixes. Significant Changes are subject to the Change Order Process.

3.0         SUMMARY OF SERVICES

IBM will provide the Services outlined below, as fully described in Sections 5, 6 and 7 of this Schedule E.

*



-------------------------
* This confidential portion has been omitted and file separately with the Commission.


                                   Schedule E
                                 April 30, 1999

4.0         SYSTEMS MANAGEMENT CONTROLS

IBM will provide to OTI, and IBM and OTI will mutually agree on and use, the Systems Management Control ("SMC") Procedures for managing information systems included within the Services. The SMC Procedures, in some combination, are applicable to all the Services provided and shall be implemented, as appropriate, for each Service being provided, for each of the Machines. The SMC Procedures shall be included in the Procedures Manual. In general, IBM's SMC responsibilities shall include the following processes:

*

5.0         APPLICATIONS SOFTWARE SUPPORT SERVICES

a.          APPLICATIONS SOFTWARE SUPPORT

IBM will provide technical support and advice for OTI's Applications Software development and data base administration personnel according to the following standards:

*

b.          APPLICATIONS SOFTWARE VERIFICATION

It is OTI's responsibility to verify the results of all Applications Software and provide Applications Software on-line and batch system support for the Machines and Lan as applicable.

OTI will be responsible for the following:

*

6.0         SYSTEMS/OPERATIONS RESPONSIBILITIES

a.          COMPUTER OPERATIONS

*

b.          PRODUCTION CONTROL AND OPERATIONS ANALYSIS

*

c.          TECHNICAL SERVICES

*

d.          SERVICE LEVEL REPORTING

*
e.          LAN SERVICES

*

f.           APPLICATIONS SOFTWARE PROCESSING

*




-----------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule E
                                 April 30, 1999

7.0         OTHER SERVICES

a.          HELP DESK

IBM will provide a SPOC to support IBM's Data Center for the Services Machines (including the Lan), and the System Software. IBM's Help Desk ("IBM Help Desk" or "Help Desk") will receive calls from End Users who require assistance in the resolution of problems, concerns, and questions for the Services Machines (including the Lan) and System Software to request Services at the Service Levels set forth in Exhibit E-6.

*

b.          DOCUMENTATION

            1.          IBM shall:

                        (a) create, update and maintain the Procedures Manual in consultation with OTI and with OTI's prior approval of any OTI obligations included therein. Subsequent changes to any OTI obligations will also be reviewed and approved by OTI/IBM before inclusion in the Procedures Manual;

                        (b) review operations documentation for adherence to operational procedures and standards;

                        (c) periodically distribute to OTI, information bulletins regarding new or changed operations and procedures;

                        (d)   update and maintain Help Desk documentation.

            2.          In support of the services, OTI shall:

                        (a) provide documentation for operations procedures and processes relating to the Tandem and DEC Applications Software and other necessary Machines nd Software (i.e. Secure ID) and IBM shall include such documentation in the Procedures Manual.

c.          SECURITY

The Parties' security responsibilities with respect to the Services are specified in Schedule L.

d.          MAINTENANCE AGREEMENTS INCLUDING CONTRACTS FOR SERVICES MACHINES

Requirements for maintenance for the Service Machines were initially determined by OTI as prime systems integrator. During the Measurement Period, IBM will assess the adequacy of the Contracts listed in Schedule F-3 and other maintenance agreements for Services Machines and will provide recommendations for upgrading the existing level of maintenance if IBM considers upgrades necessary in order to achieve the desired Service Level objectives.

Changes to maintenance agreements for Machines listed in Schedule D shall be subject to agreement on pricing adjustments. All changes to maintenance will be subject to the Change Management Procedures.


-----------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule E
                                 April 30, 1999

IBM will be responsible for managing scheduled vendor service calls and for managing vendor maintenance execution.

e.          SUPPLIES SPECIFICATIONS

IBM will provide OTI with the technical and quality specifications for, and the necessary inventory quantities of, the supplies, if any, required by IBM to perform the Services.

f.          TECHNOLOGY

IBM will assist OTI in the review of vendor proposals affecting IBM's ability to provide the Services to ensure existing and future systems compatibility with changing industry standards. IBM will consult with OTI regarding new data processing systems, as appropriate.

g.          SERVICE REVIEW MEETINGS

IBM will coordinate meetings, as required, with OTI and any of IBM's subcontractors providing Services to review service measurements.

H.          ACCOUNT MANAGEMENT

There will be an IBM account management team specified for OTI, whose role is to coordinate all aspects of the operations and support related to the Services as defined in Schedule E. The account team will be comprised of a Customer Service Analyst ("CSA") and Delivery Project Executive ("DPE") and will participate in the operations, Change Management, Problem Management and performance review meetings.

The team will be responsible for coordinating the necessary systems support resources for OTI and will be OTI's interface to the IBM support structure. The contact listing and organizational structure for the account management team will be set forth in the Procedures Manual. The account team will participate in service review meetings with vendors and service providers under contract with OTI and who interact with IBM on Services relating to this Agreement, as reasonably requested by OTI.

*

8.0         SERVICES AND PRICING ASSUMPTIONS

The pricing set out in Schedule J and the description of Services and the Service Levels set out in the Schedule E are based on the following assumptions:

*           [4 page description]

9.0 DATA CENTER OPERATIONAL SERVICES AND LAN SERVICES

The Data Center Operational Services and Lan services matrices attached as Exhibit E-2 to this Schedule further defines the roles and responsibilities of the Parties. In the event of a conflict between the terms of the Data Center Operational Responsibilities Matrix, the Lan services Matrix and the Agreement and its Schedules, the terms of the Agreement and its Schedules shall govern.




-----------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule E
                                 April 30, 1999

SECTION E-2

SERVICE LEVELS

1.0 INTRODUCTION

This section describes the process for building Service Objectives and Service Levels by refining OTI's initial service objectives into formal Service Objectives and Service Levels and service criteria, that will be reflected in Schedule E. A Service Objective means a service objective established as described in this Section E-2 which ISM will strive to attain on a monthly basis. A Service Level means a service level established as described in this Section E-2, which will result in the awarding of Service Level Credits if not attained by IBM on a monthly basis.

*

1.1         DETAILED ITERATIVE PROCESS DESCRIPTION

*

1.2         IMPLEMENTATION OF SERVICE OBJECTIVES AND SERVICE LEVEL AGREEMENTS

*
1.3         SERVICE LEVEL CREDITS

*

1.4         MATERIAL BREACH DUE TO SERVICE LEVELS

*

1.0         DEFINITIONS

For purposes of this Schedule, the following terms shall have the following meanings:

*

2.0         SERVICE LEVEL CRITERIA

*



-----------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule E
                                 April 30, 1999

                                   SCHEDULE E

                                 SERVICE LEVELS

EXHIBIT E-1

SERVICE LEVEL AGREEMENTS

NOTE: OTI is currently working on building a 24 hour chart that will illustrate a typical business day. Critical milestone events highlighting Applications Software startup/shutdown and availability windows will be identified. Pending the completion of this chart, the draft service level objectives for Hardware and System Software and Applications Software Availability cannot be calculated

During the Measurement Period described in Section E-2, IBM will use all commercially reasonable efforts to provide the Services in accordance with OTI's initial service level objectives as set out in Exhibit E-1.


                                   SCHEDULE E
                                 April 30, 1999

OPTIMARK SERVICE LEVEL OBJECTIVES:

*




------------------------
* This confidential portion has been ommitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                   CHART E-1A

                 SYSTEM AVAILABILITY (INITIAL SERVICE OBJECTIVE)

*

                                   CHART E-1B

                             DATA CENTER RELIABILITY

*





------------------------
* This confidential portion has been ommitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                   CHART E-2A

                       APPLICATIONS SOFTWARE AVAILABILITY

*

                                   CHART E-2B

                 NEW APPLICATIONS SOFTWARE/SOFTWARE AVAILABILITY

*


                                    CHART E-3

                                    RESERVED





------------------------
* This confidential portion has been ommitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                    CHART E-4

                            SCHEDULED BATCH SERVICES

*






------------------------
* This confidential portion has been omitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                    CHART E-5

                                LAN AVAILABILITY

*

                                    CHART E-6

                                    HELP DESK

*





------------------------
* This confidential portion has been omitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                    CHART E-7

                               PROBLEM MANAGEMENT

*







------------------------
* This confidential portion has been omitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

EXHIBIT E-2

Operational Responsibilities Matrix

Data Center Operational/ Lan services Responsibilities Matrix

                     DATA CENTER OPERATIONAL SERVICES MATRIX

*           [12 page description]




------------------------
* This confidential portion has been omitted and filed separately with the Commission.


                                   SCHEDULE E
                                 April 30, 1999

                                    SCHEDULE F

                                    CONTRACTS

--------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
ITEM               VENDOR NAME                              DESCRIPTION                                    CONTRACT
NUMBER                                                                                                      NUMBER
--------------- --------------------------------------- ---------------------------------------------- ------------------------
     1              Cisco Systems Inc.                   Maintenance for Cisco equipment located at           1056629
                                                         the IBM Data Center as identified in
                                                         Schedule I, sections (a), (b) and (f).
--------------------------------------------------------------------------------------------------------------------------------

                                   Schedule F
                                 April 30, 1999

                                   SCHEDULE I

                                       LAN

This Schedule is a description of the Lan located at the Data Center as of the Commencement Date. This will be used for determining growth in the Lan.
Lan components
a.   2 x Cisco Local Directors
b.   2 x Cisco 5513 Catalyst Switch, each contains the following cards:
     1.    Supervisor engine II
     2.    10/100 fast ethernet switching module (WS-X5213A) x 5
     3.    Route Switch Module (RSM)
c.   2 x Cisco 2514 routers (IBM firewall)
d.   2 x True Time network servers
     1.    1 x model 600-301-NTS Network Time Server
     2.    1 x model 600-401 Network Time Server
e.   1 x GPS dish (antenna)
f.   1 x Cisco 2511 terminal server


OTI lan topology diagram

*
------------------------
* This confidential portion has been ommitted and filed separately with the Commission.

                                  Schedule I
                                 April 30, 1999

                                   SCHEDULE J

                    IBM CHARGES, MEASURES OF UTILIZATION, AND

                           FINANCIAL RESPONSIBILITIES

1.0         INTRODUCTION
This Schedule J describes the methodology for calculating the charges with respect to the Services being provided to OTI pursuant to this Agreement unless expressly provided otherwise in this Agreement. The Monthly Services Charge ("MSC") and any other charge provisions of this Agreement are intended, in the aggregate, to compensate IBM for all of the resources used in providing the Services. In addition, this Schedule J describes the measures of certain resource utilization and the tracking thereof.
Attached to this Schedule are the following:
a. Exhibit J-1 which sets forth the Monthly Services Charge, Baselines, Termination Charges and other applicable rates
            (the "Supplement"); and
b. Exhibit J-2 which summarizes the financial responsibilities of the Parties under this Agreement (the "Financial
            Responsibilities Matrix").
All capitalized terms used and not defined in this Schedule J shall have the same meanings given them in the Agreement and its Schedules.

2.0         MONTHLY SERVICES
CHARGE The Monthly Services Charge is the charge to OTI for IBM's provision of the Services. For certain services, a baseline quantity is specified and a charging methodology for excess quantities is stated in the Supplement. For all other Services, Article 6.3 of the Agreement will determine the additional charges if any, for new or additional Services. Beginning on the Commencement Date and monthly thereafter, IBM will invoice OTI in advance for the Monthly Services Charge due IBM for that month. The Monthly Service Charge amount will be calculated by dividing the Annual Services Charge specified in the Supplement for that period by the number of months or portion thereof in that period.
3.0         COST OF LIVING ADJUSTMENT

*

4.0         RESOURCE CATEGORIES AND MEASUREMENT METHODOLOGY

*

5.0         ADDITIONAL RESOURCE CHARGES (ARCS)

*

6.0         BASELINE ADJUSTMENTS

*

7.0         FINANCIAL RESPONSIBILITIES MATRIX
The Financial Responsibilities Matrix attached as Exhibit J-2 further defines the financial responsibilities of the Parties. In the event of a conflict between the terms of the Financial Responsibilities Matrix and this Agreement and its Schedules, the terms of the Agreement and its Schedules shall govern.


------------------------
* This confidential portion has been ommitted and filed separately with the Commission.

                                   Schedule J                                  1
                                   May 3, 1999

EXHIBIT J-1

SUPPLEMENT

NAME AND ADDRESS OF CUSTOMER:                            CUSTOMER NO.:
                  OptiMark Technologies Inc.
                  10 Exchange Place, 12th flr.
                  Jersey City, N.J. 07302
Commencement Date: December 1, 1997.
End Date: March 31, 2003.

                     TABLE 1 MONTHLY/ANNUAL SERVICES CHARGES

------------------------------------------------------------------------------------------------------
                                                  CONTRACT YEAR
------------------------------------------------------------------------------------------------------
                   1997      1998        1999      2000       2001      2002      2003      TOTAL
------------------------------------------------------------------------------------------------------
ANNUAL               *         *           *         *          *         *       *          *
SERVICE
CHARGE
------------------------------------------------------------------------------------------------------
   *
------------------------------------------------------------------------------------------------------

*


------------------------
* This confidential portion has been ommitted and filed separately with the Commission.


                                    Schedule                                   2
                                   May 3, 1999

                        TABLE 2: RESOURCE UNIT BASELINES

*

                      TABLE 3: ADDITIONAL RESOURCE CHARGES

                      TABLE 4: TERMINATION FOR CONVENIENCE

---------------------------------------------------------------------------------------------------------------
                                               CONTRACT YEAR
---------------------------------------------------------------------------------------------------------------
    BASE                      1997         1998        1999         2000          2001        2002     2003
                     ------------------------------------------------------------------------------------------
 TERMINATION CHARGE              *            *           *            *             *           *         *
---------------------------------------------------------------------------------------------------------------


*


------------------------
* This confidential portion has been ommitted and filed separately with the Commission.


                                   Schedule J                                  3
                                   May 3, 1999

EXHIBIT J-2

                        FINANCIAL RESPONSIBILITIES MATRIX

*






------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule J                                  4
                                   May 3, 1999

SCHEDULE K

                         OPERATING ENVIRONMENT STANDARDS

1.0         INTRODUCTION
This Schedule K defines the mutually agreed to operating environment standards (Hardware and Software) which IBM will support during the Term. OTI retains financial responsibility to ensure all Software is deemed current in accordance with Section 3.6 of the Agreement as of the Commencement Date.
2.0         APPLICATIONS SOFTWARE INSTALLATION STANDARDS

*




------------------------
* This confidential portion has been omitted and filed separately with the Commission.



                                   Schedule K                                  1
                                   May 3, 1999

Operating Environment

*






------------------------
* This confidential portion has been omitted and filed separately with the Commission.
                                   Schedule J                                  2
                                   May 3, 1999

                                   SCHEDULE L

                                    SECURITY

1.0         INTRODUCTION
IBM will provide a "Security Management Guidelines for Commercial Environments" document to OTI as a starting point for building OTI's security guidelines that are to be in place for OTI as of the Commencement Date. During the Transition Period, IBM will work with OTI to refine this document and create the appropriate section of the Procedures Manual which will define the mutually agreeable security controls which will be implemented at/for OTI. SECURITY MANAGEMENT
a.          IBM will:

            1. provide OTI with a customized version of "IBM Information Security Management Guidelines for Commercial Environments" (drafts dated Feb. 27 and
                        April 27, 1998); and
            2. in conjunction with OTI, review the "Security Management Guidelines for Commercial Environments" document and create the mutually agreed upon OTI security policies and procedures; and
            3. in conjunction with OTI, on an ongoing basis review the security policy and procedures for effectiveness and recommend improvements; and
            4. maintain and update the security section of the Procedures Manual when necessary.
b.          OTI will:
            1. provide IBM with OTI's most recent security standards and practices, including updates as they occur; and
            2. in conjunction with IBM review the security policies and procedures for effectiveness and recommend improvements.
2.0         PHYSICAL SECURITY

*

3.0         LOGICAL ACCESS CONTROL

*

4.0         LAN SECURITY

*

5.0         DATA NETWORK

*





------------------------
* This confidential portion has been omitted and filed separately with the Commission.

                                   Schedule L                                  1
                                 April 30, 1999

                                   SCHEDULE M

                                    HELP DESK

1.0         INTRODUCTION
IBM will staff a Help Desk to act as the initial single-point-of-contact ("SPOC") to support the Data Center, including the Machines including the Lan and System Software. IBM Help Desk will receive calls from OTI's End Users, who require assistance in the resolution of problems, concerns and to request Services.
2.0         HOURS OF COVERAGE
The Help Desk hours of coverage will be 24 hours a day, 7 days a week.
3.0         HELP DESK SERVICES

*

4.0         ATTACHMENT

*
---------------
* This confidential portion has been ommitted and filed separately with the Commission.

                                   Schedule M                                  1
                                 April 30, 1999

                                   SCHEDULE N

                              CHANGE ORDER PROCESS

1.0         INTRODUCTION

1.1 All capitalized terms used in this Schedule and not otherwise defined herein will have the meanings ascribed to them in the Agreement. For the purposes of this schedule, "Change" shall mean any change to the Services which requires IBM to perform functions different from and in addition to those currently provided by IBM in delivering the Services.

1.2 The purpose of the change order process described in this Schedule "N" is to establish a procedure for requesting Changes to the scope of Services.

1.3 OTI and IBM agree that during a 60 day interim period following the date of execution of the Agreement, they will work together in good faith to develop a revised version of this Schedule "N". The agreed purpose of the revised process is to implement a Change Order process which will be highly flexible, in order to meet OTI's constantly evolving operating requirements, while meeting each party's need for contractual certainty. During such interim period, the full implementation of the process set out in this Schedule "N" will be deferred and each Change request from OTI will instead be addressed by means of written authorization from OTI to IBM setting out the requested Change and undertaking to pay the IBM charges for the requested Change. All Change requests so addressed during the interim period will be documented in accordance with the requirements of Schedule "N" following completion of the interim period. If the parties are unable to reach agreement on a revised version within such interim period (or any mutually agreed extension of such period), this Schedule "N" shall apply.

2.0         OTI INITIATED CHANGE

2.1 OTI may request a Change to the scope of Services, including the introduction of New Services, at any time and from time to time during the Term by completing and delivering to IBM a change order request in the form attached hereto as Exhibit 1 (a "Change Order Request"). Each Change Order Request shall be signed by the OTI Project Executive (or any other Person designated by the OTI Project Executive in writing from time to time) and shall contain all technical and financial information required for IBM to assess the request.

2.2 Unless OTI and IBM otherwise agree, IBM shall respond to a Change Order Request within 30 days of its receipt thereof (or such longer period as OTI and IBM may agree) by delivering to OTI a change order proposal in the form attached hereto as Exhibit 2 (a "Change Order Proposal"). Each Change Order Proposal shall specifically address the relevant Change Order Request and identify the scope of the proposed Change, the solution, the implementation approach, the expected delivery time, the price implications, if any, and any other change to the Agreement terms as a result of such Change. If IBM determines that a Change Order Request could be implemented in a more cost effective manner than that described in the Change Order Request or should, for any reason, be implemented in a different manner than that described in the Change Order Request,

                                   Schedule N                                  1
                                 April 30, 1999

IBM shall advise OTI in writing of its recommendations and shall, if requested by OTI, prepare a Change Order Proposal which reflects its recommendations.

2.3 Unless OTI and IBM otherwise agree, within 30 days of receiving the Change Order Proposal from IBM (or such period as OTI and IBM may agree) OTI shall:

(a) accept the Change order Proposal by signing and returning the Change Order Proposal to IBM;

(b) propose modifications to any aspect of the Change Order Proposal that OTI finds unacceptable by so notifying ISM in writing; or

(c)         reject the Change Order Proposal by notifying IBM in writing.

            If OTI proposes modifications to the Change Order Proposal, IBM shall submit a revised Change Order Proposal within 30 days of IBM receiving notice of such proposed modifications (or such other period as OTI and IBM may agree). OTI reserves the right to accept or reject, in its sole and absolute discretion, any Change Order Proposal submitted by IBM in response to a Change Order Request.

3.0         IBM INITIATED CHANGE

3.1 IBM may request a Change to the scope of Services, including the introduction of New Services, at any time and from time to time during the Term by completing and delivering to OTI a Change Order Proposal. Each Change Order Proposal shall be signed by the IBM Project Executive (or any other Person designated by the IBM Project Executive in writing from time to time) and shall identify the scope of the proposed Change, the solution, the implementation approach, the expected delivery time and any proposed adjustment to the Monthly Services Charges and/or other amounts payable by OTI and any other change to the Agreement terms as a result of such Change.

 3.2 Subject to Section 3.3 below, unless OTI and IBM otherwise agree within 30 days of receiving a Change Order Proposal from IBM (or such longer period as OTI and IBM may agree) OTI shall:

(a) accept the Change Order Proposal by signing and returning the Change Order Proposal to IBM;

(b) propose modifications to any aspect of the Change Order Proposal that OTI finds unacceptable by so notifying IBM in writing; or

(c)         reject the Change order Proposal by notifying IBM in writing.

If OTI proposes modifications to the Change Order Proposal, IBM may submit a revised Change Order Proposal within 30 days of IBM receiving notice of such proposed modifications (or such other period as OTI and IBM may agree).


                                   Schedule N                                  2
                                 April 30, 1999

3.3 OTI shall evaluate each Change Order Proposal to determine the impact of the proposed Changes contemplated thereby and will accept any reasonable Change Order Proposal made by IBM; provided, however, that OTI may reject any Change Order Proposal made by IBM or delay its implementation, if OTI determines, in its sole and absolute discretion, that the Change contemplated by the Change Order Proposal will:

(a) increase the Monthly Services Charge and/or any other amounts payable by OTI to IBM pursuant to the Agreement;

(b) have an adverse impact upon any of the Services provided to, or the business operations of, OTI; or

(c) require OTI to dedicate additional resources, including personnel, to accommodate such Changes.

4.0         GENERAL

4.1 OTI and IBM agree that no Change will be implemented pursuant to a Change Order Proposal until OTI has had a reasonable opportunity to adapt its operations to accommodate the proposed Change and OTI has so notified IBM.

4.2 If OTI and IBM agree on the terms and conditions of a Change Order Proposal, then OTI and IBM shall fully co-operate with each other (and any third-party vendors or suppliers, if any) to implement the proposed Change agreed to in the Change Order Proposal.

4.3 IBM shall maintain a record of each Change Order Request, Change Order Proposal and all other documentation relating thereto.

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                                 April 30, 1999

EXHIBIT 2 TO SCHEDULE "N"
CHANGE ORDER PROPOSAL

TO:         OTI TECHNOLOGIES INC. ("OTI")

FROM:       IBM CANADA LIMITED ("IBM")

            RE: CHANGE ORDER PROCESS UNDER INFORMATION TECHNOLOGY AGREEMENT DATED --------- BETWEEN OTI AND IBM CANADA LIMITED (THE "AGREEMENT") CHANGE ORDER PROPOSAL #_______ RESPONSE TO CHANGE ORDER #______

This Change Order Proposal forms part of and is subject to the terms and conditions of the Agreement and is not binding until both IBM and OTI have respectively executed and agreed to the Change Order Proposal.

1.      CHANGE ORDER REQUEST

1.1         Business Need
1.2         Request Description
1.3         Change Order Requirements

2.      PROPOSAL SOLUTION

2.1         Services offered
2.2         Service levels
2.3         Execution plan
2.4         Assumptions

3.      FINANCIAL ASPECTS
                        Insert pricing
3.1         Potential benefits
3.2         Other potential advantages
3.3         Optional services

4.      TERMS AND CONDITIONS

4.1         Obligations of IBM
4.2         Obligations of OTI
4.3         Validity period
            This offering is valid until:
4.4         Cancellation
In the event that OTI, after accepting the offering, should decide for any reason whatsoever to terminate it, OTI must pay to IBM a charge equal to the installation costs incurred by IBM as of the date of cancellation, plus any charges for which IBM is liable to its suppliers.
4.5         Points requiring follow-up
4.6         Sales taxes


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                                 April 30, 1999

Costs set out in this offering do not include relevant taxes.

APPENDICES

Agreed to:
IBM CANADA LIMITED

By:         ------------------------------
            Authorized Signature

            ------------------------------
            Name (Print or Type)

            ------------------------------
            Title

            ------------------------------
            Date

Agreed to:
OTI INC.

By:         ------------------------------
            Authorized Signature

            ------------------------------
            Name (Print or Type)

            ------------------------------
            Title

            ------------------------------
            Date


                                   Schedule N                                  5
                                 April 30, 1999

EXHIBIT 1 TO SCHEDULE "N"
CHANGE ORDER REQUEST                Change Order Request number _____

TO:         IBM CANADA LIMITED ("IBM")

FROM:       OTI TECHNOLOGIES INC. ("OTI")

            RE: CHANGE ORDER PROCESS UNDER THE INFORMATION TECHNOLOGY AGREEMENT DATED ----------- MADE BETWEEN OTI AND IBM CANADA LIMITED. (THE "AGREEMENT").

This Change Order Request forms part of and is subject to the terms and conditions of the Agreement and is not binding until both IBM and OTI have respectively executed and agreed to a Change Order Proposal prepared by IBM.

                        1.            Business Need
                        2.            Request Description
                        3.            Change Order Requirements
                        4.            Delivery Requirements

OTI TECHNOLOGIES INC.

By:         ------------------------------
            Authorized Signature

            ------------------------------
            Name (Print or Type)

            ------------------------------
            Title

            ------------------------------
            Date


                                   Schedule N                                  6
                                 April 30, 1999